Provident Bancorp, Inc.


January 14, 2005

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Provident Bancorp, Inc. ("Provident Bancorp"). The Annual Meeting will be held at the Holiday Inn of Suffern, 3 Executive Boulevard, Suffern, New York on February 24, 2005, at 1:00 p.m., local time.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of Provident Bancorp. Directors and officers of Provident Bancorp will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of Provident Bancorp.

The business to be conducted at the Annual Meeting consists of the election of four directors, the approval of the Provident Bancorp, Inc. 2004 Stock Incentive Plan and the ratification of the appointment of KPMG LLP as Provident Bancorp's independent registered public accounting firm for the fiscal year ending September 30, 2005. The Board of Directors of Provident Bancorp has determined that the matters to be considered at the Annual Meeting are in the best interest of Provident Bancorp and its stockholders, and the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

/s/ George Strayton
-------------------------------------
George Strayton
President and Chief Executive Officer

                             Provident Bancorp, Inc.
                               400 Rella Boulevard
                           Montebello, New York 10901
                                 (845) 369-8040

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On February 24, 2005

      Notice is hereby given that the Annual Meeting of Stockholders of Provident Bancorp, Inc. ("Provident Bancorp") will be held at the Holiday Inn of Suffern, 3 Executive Boulevard, Suffern, New York, on February 24, 2005 at 1:00 p.m., local time.

      A Proxy Card and Proxy Statement for the Annual Meeting are enclosed.

      The Annual Meeting is for the purpose of considering and acting upon:

      1.    the election of four Directors;

      2.    the approval of the Provident  Bancorp,  Inc.  2004 Stock  Incentive
            Plan;

      3. the ratification of the appointment of KPMG LLP as independent registered public accounting firm for the fiscal year ending September 30, 2005; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

      Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on the date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on December 31, 2004 are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

      EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF PROVIDENT BANCORP A WRITTEN REVOCATION OR A DULY EXECUTED PROXY CARD BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE IN PERSON AT THE ANNUAL MEETING.

                                              By Order of the Board of Directors

                                              /s/ Daniel Rothstein
                                              ----------------------------------
                                              Daniel Rothstein
                                              Secretary
Montebello, New York
January 14, 2005

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE PROVIDENT BANCORP THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                             Provident Bancorp, Inc.
                               400 Rella Boulevard
                           Montebello, New York 10901
                                 (845) 369-8040

                         ANNUAL MEETING OF STOCKHOLDERS
                                February 24, 2005

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Provident Bancorp, Inc. ("Provident Bancorp") to be used at the Annual Meeting of Stockholders of Provident Bancorp, which will be held at the Holiday Inn of Suffern, 3 Executive Boulevard, Suffern, New York, on February 24, 2005, at 1:00 p.m., local time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about January 19, 2005.

                              REVOCATION OF PROXIES

      Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of Provident Bancorp will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Annual Meeting.

      Proxies may be revoked by sending written notice of revocation to the Secretary of Provident Bancorp at the address shown above, delivering a later-dated proxy card or by attending the Annual Meeting and voting in person. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of Provident Bancorp prior to the voting of such proxy. If you are a stockholder whose shares are not registered in your name, you will need appropriate documentation from your record holder to vote in person at the Annual Meeting.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      Except as otherwise noted below, holders of record of Provident Bancorp's shares of common stock, par value $0.01 per share, as of the close of business on December 31, 2004 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, Provident Bancorp had 45,910,902 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting.

      As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR all nominees proposed by the Board, to WITHHOLD authority for all nominees or to vote FOR ALL EXCEPT one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld.

      As to the approval of the Provident Bancorp, Inc. 2004 Stock Incentive Plan, by checking the appropriate box, a stockholder may: (i) vote FOR the approval; (ii) vote AGAINST the approval; or (iii) ABSTAIN from voting on such approval. The affirmative vote of a majority of the votes cast at the Annual Meeting, without regard to either broker non-votes, or shares as to which the "ABSTAIN" box has been selected on the proxy card, is required for the approval of the Provident Bancorp, Inc. 2004 Stock Incentive Plan.

      As to the ratification of KPMG LLP as the Company's independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The affirmative vote of a majority of the shares cast at the Annual Meeting, without regard to either broker non-votes, or shares as to which the "ABSTAIN" box has been selected on the proxy card, is required for the ratification of KPMG LLP as the independent registered public accounting firm for the fiscal year ending September 30, 2005.

      In accordance with the provisions of Provident Bancorp's Certificate of Incorporation, record holders of common stock who beneficially own in excess of 10% of the issued and outstanding shares of common stock are not entitled to vote any of the shares held in excess of that limit. The Certificate of Incorporation further authorizes the Board of Directors (i) to make all determinations necessary to implement and apply that limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own shares of common stock in excess of the limit supply information to enable the Board of Directors to implement and apply the limit.

      Persons and groups who beneficially own in excess of 5% of the shares of common stock are required to file certain reports with Provident Bancorp and the Securities and Exchange Commission regarding such ownership. The following table sets forth, as of December 31, 2004, the shares of common stock beneficially owned by each person who was known to Provident Bancorp as the beneficial owner of more than 5% of the outstanding shares of common stock.

                                       Amount of Shares
                                       Owned and Nature        Percent of Shares
         Name and Address of             of Beneficial          of Common Stock
          Beneficial Owners                Ownership              Outstanding
          -----------------                ---------              -----------

Wellington Management Company(1)           3,196,475                  7.0%
75 State Street
Boston, Massachusetts 02109

----------
(1) Based on a Schedule 13F filed with the Securities and Exchange Commission on September 30, 2004.

                      INTERESTS OF DIRECTORS AND MANAGEMENT
                   IN MATTERS PROPOSED FOR STOCKHOLDER ACTION

      At the Annual Meeting, stockholders are being asked to approve the Provident Bancorp, Inc. 2004 Stock Incentive Plan, under which directors and key employees may be granted stock options, restricted stock awards and/or stock appreciation rights. As a result, senior executives and directors have personal interests in the outcome of this proposal that are different from the interests of other stockholders.

                        PROPOSAL I--ELECTION OF DIRECTORS

      Provident Bancorp's Board of Directors is comprised of 14 members. Provident Bancorp's Bylaws provide that Directors are divided into three classes, with one class of Directors elected annually. Directors of Provident Bancorp are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. Four Directors will be elected at the Annual Meeting to serve for a three-year period and until their respective successors shall have been elected and shall qualify. The Nominating Committee of the Board of Directors has nominated the following persons to serve as Directors for three-year terms: Dennis L. Coyle, Victoria Kossover, Burt Steinberg and George Strayton.

      The table below sets forth certain information, as of December 31, 2004, regarding current members of our Board of Directors and Executive Officers who are not Directors, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the Annual Meeting for the election of the proposed nominees. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any of the nominees and any other person pursuant to which such nominees were selected.

                                                                                            Shares
                     Position(s) Held With                      Director     Current     Beneficially   Percent of
    Name               Provident Bancorp               Age      Since(1)   Term Expires     Owned         Class
    ----               -----------------               ---      --------   ------------     -----         -----
                                                      NOMINEES
Dennis L. Coyle         Vice Chairman                  68         1984         2005         424,111(2)       *%
George Strayton         President, Chief               61         1991         2005         775,819(3)     1.7
                           Executive Officer and
                           Director
Victoria Kossover       Director                       49         2004         2005           3,654          *
Burt Steinberg          Director                       59         2000         2005         184,399(4)       *

                                              CONTINUING BOARD MEMBERS

Judith Hershaft         Director                       63         2000         2006         132,886(5)       *
Thomas F. Jauntig, Jr.  Director                       60         2000         2006          74,013(5)       *
Thomas G. Kahn          Director                       62         2004         2006       1,141,211(6)     2.5
Richard A. Nozell       Director                       70         1990         2006         134,342(5)       *
Carl J. Rosenstock      Director                       51         2004         2006          71,416          *
William F. Helmer       Chairman of the Board          70         1974         2007         412,099(7)       *
R. Michael Kennedy      Director                       53         2004         2007         116,668          *
Donald T. McNelis       Director                       71         1987         2007         195,153(8)       *
William R. Sichol, Jr.  Director                       64         1990         2007         211,509(5)       *
F. Gary Zeh             Director                       66         1979         2007         292,504(2)       *

                                      EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Daniel G. Rothstein     Executive Vice President,      57         N/A           N/A         275,131(9)       *
                           Chief Risk Management
                           Officer, Regulatory
                           Counsel and Corporate
                           Secretary
Stephen G. Dormer       Executive Vice President       53         N/A           N/A         151,769(10)      *
Richard O. Jones        Executive Vice President,      55         N/A           N/A              --         --
                           Business Services
Robert J. Sansky        Executive Vice President       58         N/A           N/A         195,645(11)      *
                           and Regional President
Paul A. Maisch          Senior Vice President and      49         N/A           N/A          43,000(12)      *
                           Chief Financial Officer
John F. Fitzpatrick     Senior Vice President and      52         N/A           N/A         139,573(13)      *
                           Director of Support
                           Services

All Directors and Executive Officers as a Group (20 persons)                              4,974,902(14)   10.7%

----------
*     Less than 1%.

(1)   Includes service with Provident Bank in mutual form.

(2) Includes 44,907 shares that can be acquired pursuant to stock options within 60 days of December 31, 2004.

(3) Includes 334,799 shares that can be acquired pursuant to stock options within 60 days of December 31, 2004.

(4) Includes 48,745 shares that can be acquired pursuant to stock options within 60 days of December 31, 2004.

(5) Includes 48,755 shares that the individual has the right to acquire pursuant to stock options within 60 days of December 31, 2004.

(6) Includes 980,317 shares held by Kahn Brothers & Co., Inc., 7,410 shares held as custodian and 7,222 shares held as trustee. Mr. Kahn disclaims beneficial ownership of these shares.

(7) Includes 44,947 shares that can be acquired pursuant to stock options within 60 days of December 31, 2004.

(8) Includes 30,806 shares that the individual has the right to acquire pursuant to stock options within 60 days of December 31, 2004.

(9) Includes 57,408 shares that can be acquired pursuant to stock options within 60 days of December 31, 2004.

(10) Includes 66,554 shares that can be acquired pursuant to stock options within 60 days of December 31, 2004.

(11) Includes 44,010 shares that can be acquired pursuant to stock options within 60 days of December 31, 2004.

(12) Includes 10,000 shares that can be acquired pursuant to stock options within 60 days of December 31, 2004.

(13) Includes 66,510 shares that can be acquired pursuant to stock options within 60 days of December 31, 2004.

(14) Includes 797,441 shares that can be acquired pursuant to stock options within 60 days of December 31, 2004.

      The business experience for the past five years for each of our directors and executive officers is as follows:

      William F. Helmer has served as the Chairman of the Board of Directors of Provident Bank since 1994 and Chairman of the Board of Directors of Provident Bancorp since its formation in 1999. Mr. Helmer is the President of Helmer-Cronin Construction, Inc.

      Dennis L. Coyle has served as Vice Chairman of the Board of Directors of Provident Bank since 1994 and Vice Chairman of the Board of Directors of Provident Bancorp since its formation in 1999. Mr. Coyle is the owner and President of Denlo Realty Corp., the owner of Dennis L. Coyle Rental Properties, and is formerly the co-owner of the Coyle Insurance Agency, Inc.

      George Strayton has been employed by Provident Bank since 1982, was named President and Chief Executive Officer of Provident Bank in 1986, and has served as President and Chief Executive Officer of Provident Bancorp since its formation in 1999.

      Judith Hershaft is the Chief Executive Officer of Innovative Plastics Corp., a manufacturer of custom plastic products. She is also the Chairman of Innovative Plastics South Corp. and Innovative Plastics West Corp.

      Thomas F. Jauntig, Jr. is a partner in Korn, Rosenbaum, Phillips & Jauntig LLP, certified public accountants.

      Thomas G. Kahn is President of Kahn Brothers and Company, Inc., a New York Stock Exchange Member and Registered Investment Advisory Firm located in New York City with approximately $800 million of institutional and private funds under management. He is a director of Haggar Corporation (Nasdaq:HGGR). Mr. Kahn was appointed to the Board of Directors upon completion of the merger of Provident Bancorp and Warwick Community Bancorp, Inc. in October 2004.

      R. Michael Kennedy is a general partner and manager of various real estate companies, all managed through Kennedy Companies, Inc. Mr. Kennedy was appointed to the Board of Directors upon completion of the merger of Provident Bancorp and Warwick Community Bancorp, Inc. in October 2004.

      Victoria Kossover is a partner in Kossover Law Offices. Ms. Kossover was appointed to the Board of Directors upon completion of the merger of Provident Bancorp and E.N.B. Holding Company, Inc. in January 2004.

      Dr. Donald T. McNelis served as President of St. Thomas Aquinas College in Sparkill, New York from 1974 until his retirement in 1995.

      Richard A. Nozell is the owner of Richard Nozell Building Construction and serves as a general building contractor.

      Carl J. Rosenstock is Secretary-Treasurer of General Sportwear Co., Inc., a manufacturer of children's apparel. Mr. Rosenstock was appointed to the Board of Directors upon completion of the merger of Provident Bancorp and E.N.B. Holding Company, Inc. in January 2004.

      William R. Sichol, Jr. is a principal of Sichol & Hicks, P.C., a private law firm.

      Burt Steinberg is the Executive Director of The Dress Barn, Inc., a woman's specialty store retailer.

      F. Gary Zeh is the President of Haverstraw Transit Inc., a bus contracting company, President of Quality Bus Sales and Service, Inc. and of Zeh Holding Co., Inc., a real estate holding company.

      Daniel G. Rothstein has been employed by Provident Bank since 1983, and was named Executive Vice President in 1989. Mr. Rothstein served as Provident Bank's Chief Credit Officer and Regulatory Counsel from 1996 until August 2003, when he was appointed Chief Risk Management Officer. Mr. Rothstein was appointed Corporate Secretary effective January 2004.

      Stephen G. Dormer was named Senior Vice President of Provident Bank in 1994 and served as Provident Bank's Director of Business Development from 1996 until August 2003, when he was appointed Assistant to the Office of the President, Strategic Planning and Commercial Lending Officer. Effective January 2005, Mr. Dorner was appointed Executive Vice President.

      Richard O. Jones was appointed Executive Vice President, Business Services of Provident Bancorp and Provident Bank in December 2004. Mr. Jones has 30 years of retail banking, operations and sales management experience, starting with Manufacturers Hanover, followed by Chemical Bank and JP Morgan Chase. From 1996 to 2002, Mr. Jones served as Regional Manager for the Tri-State (New York-New Jersey-Connecticut) and Texas Regions for JP Morgan Chase. From 2002 to 2004, Mr. Jones served as Senior Vice President, Client Management and Personal Financial Services for JP Morgan Chase.

      Robert J. Sansky has been employed by Provident Bank since 1985, and was named Executive Vice President in 1989. Mr. Sansky served as Provident Bank's Director of Human Resources from 1996 until August 2003, when he was appointed Chief Retail Banking Officer. In October 2004, Mr. Sansky was appointed Regional President.

      Paul A. Maisch has served as Senior Vice President and Chief Financial Officer of Provident Bank and Provident Bancorp since March 2003. From 1998 through 2001, Mr. Maisch served as Executive Vice President and Chief Financial Officer of Premier National Bancorp, Inc., and had been employed by Premier National Bancorp, Inc. and its predecessors since 1984.

      John F. Fitzpatrick has been employed by Provident Bank since 1986, and was named Senior Vice President and Director of Support Services in 1997.

      The Board of Directors has determined that each of Provident Bancorp's directors, with the exception of Messrs. Strayton and Sichol, is "independent" as defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers.

Section 16(a) Beneficial Ownership Reporting Compliance

      Provident Bancorp's common stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934. The Executive Officers and Directors of Provident Bancorp and beneficial owners of greater than 10% of the outstanding shares of common stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing their beneficial ownership and changes in beneficial ownership of the common stock. Securities and Exchange Commission rules require disclosure in the Proxy Statement and Annual Report on Form 10-K of the failure of an executive officer, director or 10% beneficial owner of the common stock to file a Form 3, 4 or 5 as required. Based on Provident Bancorp's review of ownership reports, Chairman Helmer failed to file a Form 5 to report a gift of shares of common stock, President and Chief Executive Officer Strayton failed to file a Form 5 to report two gifts of shares of common stock and Director McNelis failed to file a Form 5 to report two gifts of shares of common stock. Based on Provident Bancorp's review of ownership reports required to be filed for the year ended September 30, 2004, no other Executive Officer, Director or 10% beneficial owner of Provident Bancorp's shares of common stock failed to file ownership reports.

Code of Ethics

      Provident Bancorp has adopted a code of ethics that is applicable to senior financial officers of Provident Bancorp, including Provident Bancorp's principal executive officer, principal financial officer, principal accounting officer and all officers performing similar functions as defined in the Code of Ethics. The Code of Ethics is available on Provident Bank's website at www.providentbanking.com. Amendments to and waivers from the Code of Ethics will also be disclosed on Provident Bank's website.

Meetings and Committees of the Board of Directors

      The business of Provident Bancorp is conducted at regular and special meetings of the Board and its standing committees. In addition, the "independent" members of the Board of Directors (as defined in the listing standards of the National Association of Securities Dealers) meet in executive sessions, as required by the listing standards of the National Association of Securities Dealers. Such meetings are held twice annually, and other meetings may be called by the Chairman of the Board in his discretion, or at the request of the Board of Directors. The standing committees of the Board of Directors of Provident Bancorp consist of the Executive, Nominating and Audit Committees. During the fiscal year ended September 30, 2004, the Board of Directors met at 12 regular meetings and three special meetings. No member of the Board or any committee thereof attended less than 75% of said meetings.

      Executive Committee. The Executive Committee consists of Chairman Helmer, President, Chief Executive Officer and Director Strayton, and Directors Coyle, McNelis and Sichol. The Executive Committee meets as necessary when the Board of Directors is not in session to exercise general control and supervision in all matters pertaining to the interests of Provident Bancorp, subject at all times to the direction of the Board of Directors. The Executive Committee met nine times during the fiscal year ended September 30, 2004.

      Nominating Committee. The Nominating Committee consists of all of the directors of Provident Bancorp who qualify as "independent" as defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers. These directors are: Chairman Helmer and Directors Coyle, Hershaft, Jauntig, Kahn, Kennedy, Kossover, McNelis, Nozell, Rosenstock, Steinberg and Zeh.

      Provident Bancorp's Board of Directors has adopted a written charter for the Nominating Committee, which was attached as an appendix to Provident Bancorp's proxy statement for its Annual Meeting held April 22, 2004. The Nominating Committee met once during the fiscal year ended September 30, 2004.

      The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to Provident Bancorp's business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If there were a vacancy on the board because any member of the Board does not wish to continue in service or if the Nominating Committee decides not to re-nominate a member for re-election, the Nominating Committee would identify the desired skills and experience of a new nominee, solicit suggestions for director candidates from all Board members and may engage in other search activities. Candidates should possess certain attributes, including integrity and a devotion to ethical behavior, a primary interest in the well-being of Provident Bancorp, a capacity for independent judgment, good business acumen, the capacity to protect confidential information, an ability to work as a member of a team and a willingness to evaluate other opinions or points of view. In addition to examining a candidate's qualifications in light of the above attributes, the Nominating Committee would consider the following: the overall character of the candidate and any existing or potential conflict of interest; the candidate's interest in promoting the success of Provident Bancorp; the candidate's willingness to serve and ability to devote the time and effort required; the candidate's record of leadership; and the ability to develop business for Provident Bancorp.

      In addition, Provident Bancorp's bylaws provide the following qualifications for a director: (1) no person seventy-five (75) years of age or above shall be eligible for election to the board of directors of Provident Bancorp; (2) a nominee must own at least 100 shares of Provident Bancorp's common stock; and (3) a nominee must reside or work in a county in which Provident Bank (the banking subsidiary of Provident Bancorp) maintains an office or in a county contiguous to a county in which Provident Bank maintains an office. During the year ended September 30, 2004, Provident Bancorp did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director.

      The Nominating Committee may consider qualified candidates for director suggested by Provident Bancorp's stockholders. Stockholders can suggest qualified candidates for Director by writing to our Corporate Secretary at 400 Rella Boulevard, Montebello, New York 10901. The Corporate Secretary must receive a submission not less than 180 days prior to the date of Provident Bancorp's proxy materials for the preceding year's annual meeting. The submission must include the following:

      o A statement that the writer is a stockholder and is proposing a candidate for consideration by the Committee;

      o The name and address of the stockholder as such information appears on Provident Bancorp's books, and the number of shares of Provident Bancorp's common stock that are owned beneficially by such stockholder. If the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required;

      o The name, address and contact information for the candidate, and the number of shares of common stock of Provident Bancorp that are owned by the candidate. If the candidate is not a holder of record, appropriate evidence of the stockholder's ownership will be required;

      o     A statement of the candidate's business and educational experience;

      o Such other information regarding the candidate as would be required to be included in Provident Bancorp's proxy statement pursuant to Securities and Exchange Commission Regulation 14A;

      o A statement detailing any relationship between the candidate and any customer, supplier or competitor of Provident Bancorp or its affiliates;

      o Detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

      o A statement that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

      Submissions that are received and that satisfy the above requirements are forwarded to the Chairman of the Nominating Committee for further review and consideration. A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in "Advance Notice Of Business To Be Conducted at an Annual Meeting."

      Audit Committee. The Audit Committee consists of Directors Nozell, who serves as Chairman, Jauntig, Kossover and Steinberg. The Board of Directors has determined that Director Jauntig qualifies as an "audit committee financial expert" and is serving as such for the Audit Committee. Each member of the Audit Committee is "independent" in accordance with the listing standards of the National Association of Securities Dealers.

      Provident Bancorp's Board of Directors has adopted a written charter for the Audit Committee, which was attached as an appendix to Provident Bancorp's proxy statement for its Annual Meeting held April 22, 2004. As more fully described in the Audit Committee Charter, the Audit Committee is responsible for overseeing Provident Bancorp's accounting and financial reporting processes, including the quarterly review and the annual audit of Provident Bancorp's consolidated financial statements by KPMG LLP. In addition, the Audit Committee meets with Provident Bancorp's internal auditor to review audit programs and the results of audits of specific areas. The Audit Committee met nine times during the fiscal year ended September 30, 2004.

Audit Committee Report

      In accordance with Securities and Exchange Commission rules, the Audit Committee has prepared the following report for inclusion in this proxy statement:

      As part of its ongoing activities, the Audit Committee has:

      o Reviewed and discussed with management Provident Bancorp's audited consolidated financial statements for the fiscal year ended September 30, 2004;

      o Discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended; and

      o Received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm their independence.

      Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Provident Bancorp's Annual Report on Form 10-K for the fiscal year ended September 30, 2004.

      This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Provident Bancorp specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

              This report has been provided by the Audit Committee:

     Richard A. Nozell        Thomas F. Jaunting, Jr.       Victoria Kossover           Burt Steinberg

Communications with the Board of Directors

      Any stockholder who wishes to contact Provident Bancorp's Board of Directors or an individual director may do so by writing to: Board of Directors, Provident Bancorp, Inc., 400 Rella Boulevard, Montebello, New York 10901,
Attention: Corporate Secretary. Communications are reviewed by the Corporate Secretary and are then distributed to the Board of Directors or the individual director as appropriate depending on the facts and circumstances outlined in the communications received. The Corporate Secretary may attempt to handle an inquiry directly or forward a communication for response by another employee of Provident Bancorp, and the Corporate Secretary has the authority not to forward a communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

Attendance at Annual Meetings of Stockholders

      Provident Bancorp does not have a policy regarding director attendance at annual meetings of stockholders. All of Provident Bancorp's then-current directors attended the prior fiscal year's annual meeting of stockholders.

Stock Performance Graph

      Set forth below is a stock performance graph comparing the yearly total return on Provident Bancorp's shares of common stock, commencing with the closing price on September 30, 1999 with (a) the cumulative total return on stocks included in the Nasdaq - Total US Index, and (b) the cumulative total return on stocks included in the SNL Mid-Atlantic Thrift Index.

      There can be no assurance that Provident Bancorp's stock performance will continue in the future with the same or similar trend depicted in the graph below. Provident Bancorp will not make or endorse any predictions as to future stock performance.

                              [LINE GRAPH OMITTED]

                                           9/30/99      9/30/00     9/30/01      9/30/02      9/30/03      9/30/04
  -------------------------------------- ------------ ------------ ----------- ------------ ------------ ------------
  Provident Bancorp                        100.00       122.54       171.42      229.36       344.77       432.92
  Nasdaq - Total US Index                  100.00       133.99        54.83       43.04        65.92        70.35
  SNL Mid-Atlantic Thrift Index            100.00       110.16       155.24      187.56       267.75       308.70

----------------
Source: SNL Financial LC, Charlottesville, VA.  (C) 2004

      This stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Provident Bancorp specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Report of the Compensation Committee

      Under rules established by the Securities and Exchange Commission, Provident Bancorp is required to provide certain data and information in regard to the compensation and benefits provided to Provident Bancorp's Chief Executive Officer and other executive officers of Provident Bancorp. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the Executive Compensation Committee of Provident Bank, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement. Each of the members of the Executive Compensation Committee is "independent" in accordance with the listing standards of the National Association of Securities Dealers.

      The executive compensation program is designed to attract and retain experienced, high-quality executives; assess and evaluate executives' performance; and provide competitive compensation and benefits programs that align executives' interests with the interests of Provident Bancorp and its stockholders. Compensation policies and plans are designed to enhance short-term and long-term business performance, as well as stockholder value. Compensation strategy is tied to performance, productivity, operating results and market competitiveness.

      The Executive Compensation Committee of the Board of Directors is responsible for reviewing the compensation policies, processes and plans for Provident Bancorp and its subsidiaries. The Executive Compensation Committee annually reviews executive officers' base compensation and benefits. This committee periodically reviews compensation levels for competitiveness and reasonableness as compared to industry peers (based on information provided by external consultants regarding financial institutions of similar asset size and business mix operating in Provident Bank's region). The Executive Compensation Committee determines incentive compensation under the Management Incentive Program based upon Provident Bank's profitability and the achievement of corporate objectives. The Executive Compensation Committee is responsible for the performance review of the Chief Executive Officer, who in turn reviews each member of senior management and makes recommendations regarding compensation levels.

      Provident Bancorp's current compensation program includes base salary, incentive compensation and benefits, as well as stock options and restricted stock awards as key elements of the total compensation program. The equity-based compensation components are intended to align long-term compensation provided to executive officers with stockholders' interests. The following is a discussion of each component of the compensation program:

      o Base Compensation. Salaries paid to executives are designed to be competitive with other financial institutions of similar size and regional locations and are established based on Provident Bank's overall performance and the successful completion of specific position-related responsibilities and standards.

      o Incentive Compensation. Provident Bank provides short-term cash incentive awards to executive officers through the Management Incentive Program. These annual incentives are awarded based on individual performance, successful completion of specific corporate objectives and Provident Bank's successful achievement of overall business results. Provident Bank also offers long-term incentives in the form of stock options and restricted stock awarded under stock benefit plans that have been approved by stockholders.

      o Benefits. Provident Bank sponsors a variety of benefit plans, including the Provident Bank Employee Stock Ownership Plan, a 401(k) plan, the Provident Bank Defined Benefit Pension Plan, and for certain senior executives, a supplemental executive retirement plan. Both the Employee Stock Ownership Plan and the 401(k) plan promote equity ownership in Provident Bancorp by affording investment in shares of common stock.

      As discussed below in "Executive Compensation--Employment Agreements," Provident Bank is a party to an employment agreement with the Chief Executive Officer. The Chief Executive Officer's base salary is determined by individual performance, competitive salaries, successful accomplishment of strategic goals and profitability. Under the employment agreement, the base salary can be increased, but cannot be decreased without the Chief Executive Officer's prior written consent. As of January 1, 2004, the Chief Executive Officer's base salary was increased to $405,000, which represented a 3.3% increase over the prior year's base salary of $392,000. The base salary was increased based upon the Executive Compensation Committee's annual performance evaluation assessment of the Chief Executive Officer. Based on specific market data provided by an external compensation consultant, the base salary increase was deemed appropriate based upon the Chief Executive Officer's performance and a review of peer information.

      In addition to increasing the Chief Executive Officer's base salary, the Executive Compensation Committee also awarded the Chief Executive Officer an annual incentive award of $241,050, equal to 60% of his average base salary in effect for the 2004 fiscal year, representing the maximum payment that the Chief Executive Officer could receive under the Management Incentive Program. The award was granted based on the performance evaluation of the Chief Executive Officer and the successful achievement of Provident Bank's business and financial goals, including the completion of the second-step conversion and the acquisitions of E.N.B. Holding Company, Inc. and Warwick Community Bancorp, Inc.

      Long-term incentives were provided in a prior year in the form of awards of stock options and restricted stock that vested based on continued employment. There were no awards of stock options or restricted stock to the Chief Executive Officer during the year ended September 30, 2004.

      In addition to reviewing the Chief Executive Officer, the Executive Compensation Committee reviews the Chief Executive Officer's performance assessment of Provident Bank's other executive officers. As with the performance assessment of the Chief Executive Officer, the assessment of other executive officers was based on position-specific objectives as well as company-wide business and financial goals, and Provident Bank's profitability. Based on peer information provided by an external compensation consultant during the course of the 2004 fiscal year, the Executive Compensation Committee awarded an average increase of 6.29% in base salaries for other executive officers. Executive officers were also granted awards under the Management Incentive Program, based on an assessment of each individual's performance and contribution to the second-step stock conversion and the acquisitions of E.N.B. Holding Company, Inc. and Warwick Community Bancorp, Inc. in addition to the overall achievement of Provident Bank's business and financial goals. Each executive officer was awarded a cash incentive award equivalent to 37.5% of his average base salary in effect for the 2004 fiscal year, representing the maximum payment that the executive officers could receive under the Management Incentive Plan.

      The Executive Compensation Committee will continue to review all components of its compensation and benefits programs to ensure that the compensation objectives and plans are aligned to corporate performance goals and business objectives.

     This report has been provided by the Executive Compensation Committee:

      Dennis L. Coyle            William F. Helmer          Donald T. McNelis            F. Gary Zeh

Executive Compensation

      Summary Compensation Table. The following table sets forth for the three years ended September 30, 2004, certain information as to the total remuneration paid by Provident Bancorp to its Chief Executive Officer, and Provident Bancorp's other four most highly compensated Executive Officers at September 30, 2004 who received total annual compensation in excess of $100,000 (together, "Named Executive Officers"). Share information presented in this table reflects the 4.4323-for-one exchange ratio in connection with the second-step conversion completed January 14, 2004.

                                Annual Compensation                         Long-Term Compensation
                             ---------------------------   ----------------------------------------------------------
                                                                   Awards                        Payouts
                                                           -----------------------      -----------------------------
                             Year                          Other Annual   Restricted  Options/             All Other
    Name and Principal       Ended                         Compensation     Stock       SARS     LTIP    Compensation
         Position            9/30     Salary     Bonus         (1)          Awards      (#)     Payouts       (2)
         --------            ----     ------     -----     ------------     ------      ---     -------  ------------
George Strayton,             2004    $401,500  $ 241,050   $     --           --        9,417(3) $ --      $ 183,951
President, Chief             2003     387,750    235,200         --           --       14,116(3)   --        153,658
Executive Officer and        2002     368,750    196,875         --           --       34,332(3)   --        150,857
Director

Daniel G. Rothstein,         2004    $208,480  $  78,234   $     --           --           --    $ --      $  80,526
Executive Vice President,    2003     200,750     76,125         --           --        7,047(3)   --         64,291
Chief Risk Management        2002     191,250     72,750         --           --       52,234(3)   --         58,973
Officer, Regulatory
Counsel and Corporate
Secretary

Robert J. Sansky,            2004    $185,585  $  69,637   $     --           --           --    $ --      $  77,085
Executive Vice President,    2003     179,400     67,950         --           --           --      --         67,038
and Regional President       2002     167,625     65,250         --           --       21,652(3)   --         70,308

Stephen G. Dormer,           2004    $167,785  $  62,962   $     --           --           --    $ --      $  62,638
Executive Vice President     2003     161,600     61,275         --           --           --      --         51,781
                             2002     154,075     58,575         --           --        8,838(3)   --         53,562

Paul A. Maisch, Senior       2004    $157,884  $  59,906   $     --           --       50,000    $ --      $  24,457
Vice President and Chief     2003      77,885     29,207         --           --           --      --         15,558
Financial Officer


----------
(1) Provident Bank provides certain members of senior management with certain other personal benefits, the aggregate value of which did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each officer. The value of such personal benefits is not included in this table.

(2) Includes payments during the fiscal year ended September 30, 2004 for the following:

                                      Employee    Supplemental
                                       Stock       Executive                                 Long-Term     Health and
                                     Ownership     Retirement    Disability       Life          Care        Welfare
                      401(k) Plan       Plan          Plan       Insurance     Insurance     Insurance     Insurance
                      -----------       ----          ----       ---------     ---------     ---------     ---------
George Strayton       $    6,500    $   30,437    $   88,687    $    9,279    $   33,744    $   6,764     $    8,540
Daniel G. Rothstein        5,930        30,437        17,301         3,675        12,750        6,661          3,772
Robert J. Sansky           5,568        30,437        11,209         3,403        12,530        5,399          8,540
Stephen G. Dormer          5,034        30,437         7,008         2,190         4,463        4,914          8,593
Paul A. Maisch             3,566            --            --           345        10,464        1,489          8,593

(3) Represents reload options received upon the exercise of stock options when previously owned shares of common stock were utilized to pay the option exercise price.

      Employment Agreements. In January 1996, Provident Bank entered into an employment agreement with President and Chief Executive Officer George Strayton, which was amended in 1998. On each day during the term of the agreement, the term of the agreement automatically renews so that the term of the agreement remains three years unless notice of non-renewal is provided at least 60 days prior to the anniversary date of the agreement. In the event that notice of non-renewal is given, the agreement will expire at the end of its then three-year term. Under the agreement, and beginning on January 1, 2004, Mr. Strayton's annual salary was $405,000. For each calendar year beginning after a change in control (as defined in the agreement) of Provident Bank or Provident Bancorp, Mr. Strayton's annual salary will be increased by a formula set forth in the agreement. In addition to his annual salary,

Mr. Strayton is entitled to participate in all of Provident Bank's tax-qualified plans and other incentive programs, and Provident Bank's group life, health, dental and disability plans.

      In the event Provident Bank terminates Mr. Strayton's employment for any reason other than for "cause" (as defined in the agreement), in the event of his voluntary resignation within one year following a demotion in title or duties or a change in control of Provident Bank or Provident Bancorp, or in the event of termination of his employment due to total and permanent disability, Mr. Strayton will be entitled to certain benefits payable by Provident Bank. These benefits include his earned but unpaid salary, continuation of his life, health and disability insurance benefits for the remaining unexpired employment period under the agreement, and continued health insurance for Mr. Strayton and his spouse for their remaining lifetimes. Mr. Strayton also will be entitled to certain lump sum payments, such as the present value of any salary and director's fees that he would have earned for the remaining unexpired employment period under the agreement, although Mr. Strayton does not currently receive director's fees. Within 60 days of termination of his employment, Mr. Strayton also will be entitled to payments relating to Provident Bank's defined benefit pension plan, 401(k) Plan, employee stock ownership plan and Supplemental Executive Retirement Plan. Mr. Strayton will also be entitled to immediate vesting of any unearned options or shares of restricted stock awarded to him under any stock benefit plan maintained by Provident Bancorp, and a lump sum payment equal to three times the average of the prior three years' incentive compensation earned and received by him under all incentive compensation plans and programs adopted by Provident Bank, including, but not limited to, the Management Incentive Program. In the event that Provident Bank gives Mr. Strayton a notice of non-renewal, or if Provident Bank does not extend the employment period at least 60 days prior to any renewal date set forth under the agreement, Mr. Strayton may resign from Provident Bank at any time and will receive a discounted lump sum cash payment within 30 days, calculated based upon the amounts set forth above. Also, in such event, Provident Bank will provide the life and health insurance benefits set forth above. In the event that Mr. Strayton becomes subject to an excise tax on payments made under the agreement in connection with a change in control, Mr. Strayton will be reimbursed an amount determined pursuant to a formula set forth in the agreement for payment of such excise taxes by Provident Bank, so long as during the six-month period prior to such change in control Provident Bank was in compliance with all applicable minimum regulatory capital requirements. For a period of one year following the date of his termination for cause, the agreement provides that Mr. Strayton shall not compete with Provident Bank.

      Provident Bank has entered into employment agreements with Messrs. Rothstein, Sansky, Dormer, Maisch and one other executive officer. The employment agreements are for terms of up to two years and renew on a daily basis so that the remaining term under the agreements is for up to two years unless notice of non-renewal is given. In the event of a change in control (as defined in the agreements), the terms of the employment agreements extend to up to three years. Each executive officer covered by an employment agreement receives an annual rate of salary, as specified in the employment agreement, and will be entitled to participate in all of Provident Bank's tax-qualified plans and other incentive programs, and any group life, health, and disability plans maintained by Provident Bank from time to time. The employment agreements for these officers are substantially similar to the employment agreement with Mr. Strayton except that health insurance for these officers does not continue for their lifetimes following termination of the agreement.

      Stock Option Plan. During the fiscal year ended September 30, 2000, Provident Bank adopted, and Provident Bancorp's stockholders approved, the Provident Bank 2000 Stock Option Plan. Pursuant to the Stock Option Plan, options to purchase 48,755 shares of common stock (adjusted to reflect the 4.4323-to-one stock split in connection with the second-step conversion) were each granted to non-employee Directors Coyle, Helmer, Hershaft, Jauntig, McNelis, Nozell, Sichol, Steinberg and Zeh, at an exercise price of $3.50 per share (split adjusted), the fair market value of the underlying shares on the date of the award. The term of the options is ten years from the date of grant, and the number of shares subject to awards will be adjusted in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in the corporate structure of Provident Bancorp. Stock options granted vested at the rate of 20% per year. To the extent described below, the awards include an equal number of reload options ("Reload Options"), limited stock appreciation rights ("Limited Rights") and dividend equivalent rights ("Dividend Equivalent Rights"). A Limited Right gives the option holder the right, upon a change in control of the Company or the Bank, to receive the excess of the market value of the shares represented by the Limited Rights on the date exercised over the exercise price. The Limited Rights are subject to the same terms and conditions as the stock options. Payment upon exercise of Limited Rights will be in cash, or in the event of a merger transaction, for shares of the acquiring corporation or its parent, as applicable. Limited Rights have been granted to employees only. The Dividend Equivalent Rights entitle the option holder to receive an amount of cash at the time that certain extraordinary dividends are declared equal to the amount of the extraordinary dividend multiplied by the number of options that the person holds. For these purposes, an extraordinary dividend is defined as any dividend where the rate of dividend exceeds Provident Bank's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters. The Reload Options entitle the option holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has delivered. Reload Options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a Reload Option is equal to the market value of the previously owned stock at the time it was surrendered. The option period during which the Reload Option may be exercised expires at the same time as that of the original option that the holder has exercised.

      Set forth below is information relating to options granted under the stock option plan to the Named Executive Officers during the fiscal year ended September 30, 2004.

                                          OPTION GRANTS IN FISCAL YEAR 2004
---------------------------------------------------------------------------------------------------------------------
                                                  Individual Grants
---------------------------------------------------------------------------------------------------------------------
                                               Percent of Total
                                               Options Granted     Exercise
                                               to Employees in      or Base    Expiration
           Name              Options Granted     Fiscal 2004       Price (2)      Date      Grant Date Present Value
           ----              ---------------     -----------       ---------      ----      ------------------------
George Strayton                  9,417(1)            4.9%           $10.61      02/22/10           $ 18,363(3)

Daniel G. Rothstein                 --                --                --            --                 --

Robert J. Sansky                    --                --                --            --                 --

Stephen G. Dormer                   --                --                --            --                 --

Paul A. Maisch                  50,000              26.1%           $11.85      03/25/14           $137,500(4)

----------
(1) Represents reload options received upon the exercise of stock options when previously owned shares of common stock were utilized to pay the option exercise price.

(2) The exercise price of the options is equal to the fair market value of the underlying shares on the date of the award.

(3) Based on a grant date present value of $1.95 per share derived using the Black-Scholes option pricing model with the following assumptions: volatility of 23.77%; risk-free rate of return of 1.85%; dividend yield of 1.51%; and a 5.4-year option life.

(4) Based on a grant date present value of $2.75 per share derived using the Black-Scholes option pricing model with the following assumptions: volatility of 19.84%; risk-free rate of return of 2.73%; dividend yield of 1.35%; and a 9.5-year option life.

      Set forth below is certain information concerning options outstanding to the Named Executive Officers at September 30, 2004, and the options exercised by the Named Executive Officers during the fiscal year ended September 30, 2004.

                             AGGREGATE OPTION EXERCISES IN 2004 FISCAL YEAR AND
                                       FISCAL YEAR-END OPTION VALUES
---------------------------------------------------------------------------------------------------------------------
                                                                 Number of Unexercised       Value of Unexercised
                                                                       Options at           In-The-Money Options at
                                                                        Year-End                   Year-End(1)
                                                                 ---------------------      -----------------------
                             Shares Acquired       Value
           Name               Upon Exercise       Realized      Exercisable/Unexercisable  Exercisable/Unexercisable
           ----               -------------       --------      -------------------------  -------------------------
George Strayton                  28,571           $203,140            334,799 / --             $2,534,990 / $--

Daniel G. Rothstein                 --                --               57,408 / --               $360,760 / $--

Robert J. Sansky                    --                --               65,085 / --               $481,865 / $--

Stephen G. Dormer                   --                --               66,554 / --               $530,112 / $--

Paul A. Maisch                      --                --               10,000 / 40,000                $-- / $--

----------
(1) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of common stock that would be received upon exercise, assuming such exercise occurred on September 30, 2004, at which date the last trade price of the common stock as quoted on the Nasdaq National Market was $11.74.

      Supplemental Executive Retirement Plan. Provident Bank maintains a non-qualified supplemental executive retirement plan to compensate executives whose benefits under Provident Bank's tax-qualified benefit plans are limited by the Internal Revenue Code of 1986, as amended. The supplemental executive retirement plan provides executives with retirement benefits generally equal to the difference between (i) the annual benefit the executive would have received under Provident Bank's defined benefit pension plan if such benefits were computed without giving effect to the limitations on benefits imposed by the Internal Revenue Code, and (ii) the amounts actually payable to the executive under the terms of the defined benefit pension plan. In addition, the executive is entitled to a 401(k) benefit under the supplemental executive retirement plan equal to the product of (i) Provident Bank's contributions that could not be credited to his or her account in the Provident Bank 401(k) Plan due to applicable limitations (including the limitation on elective deferrals under Internal Revenue Code Section 402(g)) plus an earnings factor, and (ii) his or her vested percentage in the 401(k) Plan. The supplemental executive retirement plan was amended in connection with the adoption of the employee stock ownership plan so that an executive who does not receive the maximum contribution under the employee stock ownership plan due to an applicable limitation will be entitled to an employee stock ownership plan benefit under the supplemental executive retirement plan, credited in dollars, equal to the difference between the fair market value of the number of shares of common stock that would have been allocated to the account of the executive under the employee stock ownership plan had the limitations under the Internal Revenue Code not been applicable, and the fair market value of the number of shares of common stock actually allocated to the account of the executive. The supplemental executive retirement plan is considered an unfunded plan under the Internal Revenue Code and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). All obligations arising under the supplemental executive retirement plan are payable from the general assets of Provident Bank. However, Provident Bank has established a trust to ensure that sufficient assets will be available to pay the benefits under the supplemental executive retirement plan. The trust is entitled to purchase shares of common stock to fund the employee stock ownership plan benefit under the supplemental executive retirement plan.

      As of December 31, 2004, Messrs. Strayton and Rothstein had accrued annual benefits of $70,575 and $997, respectively, under the Retirement Plan portion of the supplemental executive retirement plan, which would be payable upon their reaching age 65. Contributions to the supplemental executive retirement plan under the 401(k) and employee stock ownership plan portions of the supplemental executive retirement plan are included in "--Summary Compensation Table" above.

      Defined Benefit Pension Plans. Provident Bank maintains the Provident Bank Defined Benefit Pension Plan, which is a qualified, tax-exempt defined benefit plan. Employees age 21 or older who have worked at Provident Bank for a period of one year and have been credited with 1,000 or more hours of service with Provident Bank during the year are eligible to accrue benefits under this plan. Provident Bank contributes each year, if necessary, an amount to the Retirement Plan at least equal to the actuarially determined minimum funding requirements in accordance with ERISA. For the plan year ended September 30, 2004 a contribution of $3.0 million was made to the Retirement Plan. At September 30, 2004, the total market value of the Defined Benefit Pension Plan trust fund assets was approximately $13.3 million.

      In the event of retirement at normal retirement age (i.e., the later of age 65 or the 5th anniversary of participation in the Defined Benefit Pension
Plan), the plan provides a single life annuity. For a married participant, the normal form of benefit is an actuarially reduced joint and survivor annuity where, upon the participant's death, the participant's spouse is entitled to receive a benefit equal to 50% of that paid during the participant's lifetime. Alternatively, a participant may elect (with proper spousal consent, if necessary) a joint and 100% survivor annuity, a joint and 75% survivor annuity, a different form of annuity, or installments payable over a period of not more than the life of the participant (and spouse, if applicable). Payment may be made in a lump sum in cash, provided the participant has completed 20 years of service with Provident Bank and attained age 55 or has attained normal retirement age. All forms in which a participant's benefit may be paid will be actuarially equivalent to the single life annuity. The monthly retirement benefit provided is an amount equal to the greater of a participant's frozen accrued benefit (as provided for in the Retirement Plan) or 1.6% of a participant's average monthly compensation, multiplied by the participant's years of service (up to a maximum of 35 years) plus 0.5% of the participant's average monthly compensation in excess of one-twelfth of the participant's Covered Compensation (as defined in the Defined Benefit Pension Plan) multiplied by the participant's months of service (up to a maximum of 35 years), computed to the nearest dollar. Retirement benefits are also payable upon retirement due to early and late retirement or death and disability. A reduced benefit is payable upon early retirement at or after age 55 and the completion of 10 years of vested service with Provident Bank. No reduction in benefit will occur as a result of special early retirement on or after age 62 and the completion of 20 years of vested service, if payment is made at the time of retirement. Upon termination of employment other than as specified above, a participant who has five years of vested service is eligible to receive his or her accrued benefit commencing on such participant's retirement date, death or disability.

      The following table indicates the annual retirement benefit that would be payable under the Defined Benefit Pension Plan upon retirement at age 65 in calendar year 2005, expressed in the form of a single life annuity for the annual salary and benefit service classifications specified below. These benefits are not subject to offset for Social Security benefits.

                               Years of Service and Annual Benefit Payable at Retirement
           Annual           ---------------------------------------------------------------
        Compensation            15           20            25           30           35
        ------------        -----------  -----------  -----------  -----------  -----------
         $50,000            $    12,108  $    16,144  $    20,180  $    24,216  $    28,252
          75,000                 19,982       26,642       33,303       39,964       46,624
         100,000                 27,856       37,141       46,426       55,711       64,996
         125,000                 35,733       47,644       59,555       71,466       83,377
         170,000                 49,908       66,544       83,180       99,816      116,452
         205,000 and above(1)    60,932       81,242      101,553      121,864      142,174

----------
(1) Reflects the maximum benefit payable under the Retirement Plan due to tax law limitations.

As of September 30, 2004, Messrs. Strayton, Rothstein, Sansky, Dormer and Maisch had 22, 22, 19, 10 and one year(s), respectively, of credited service (i.e., benefit service) under the Retirement Plan.

Compensation of Directors

      Fees. Directors of Provident Bank receive an annual retainer fee of $24,000. Chairman Helmer receives a retainer fee of $80,000. Directors also receive a fee of $1,000 per board meeting attended and $500 per committee meeting attended. The chairman of each committee (with the exception of Chairman Helmer) receives an additional

$2,000 per year. Directors who are also employees of Provident Bank are not eligible to receive any fees for their service as a director.

      Deferred Compensation Agreements. Provident Bank has entered into non-qualified deferred compensation agreements for the benefit of each of its directors who elect to defer all or a portion of their board fees earned during a calendar year. When a director reaches the mandatory retirement age, the director's account is generally paid to him or her in quarterly installments beginning on the first day of the first calendar quarter after the director becomes entitled to such payments and continuing for five years. A director may request to receive distributions from his or her account prior to the attainment of mandatory retirement age, or that such distributions be paid over a longer period of time of not more than ten years. In the event of the director's death, the balance of the director's account will be paid to the director's designated beneficiary in the same manner as it would otherwise have been paid to the director, if living, and commencing in the first calendar quarter after death A director may also request an early distribution from his or her account in the event the director suffers a hardship. The granting of a hardship distribution is within the sole direction of the board of directors and any hardship distribution is limited to the amount reasonably necessary to meet the hardship. All obligations arising under the deferred compensation agreements are payable from Provident Bank's general assets; however, Provident Bank has established a trust to help ensure that sufficient assets will be available to pay the benefits under the deferred compensation agreements. The investments under the deferred compensation agreements, as well as the distributions to the participating directors, are handled by an independent trustee that holds and accumulates the assets set aside to pay the benefits under the agreements.

Transactions With Certain Related Persons

      During the fiscal year ended September 30, 2004, no Directors, Executive Officers or immediate family members of such individuals were involved in loans from Provident Bancorp or Provident Bank involving more than $60,000 that had not been made in the ordinary course of business and on substantially the same terms and conditions, including interest rate and collateral, as those of comparable transactions prevailing at the time with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features.

      During the year ended September 30, 2004, $587,000 of legal fees were paid to the law firm of Freeman, Loftus & Manley for services rendered on behalf of Provident Bancorp and Provident Bank, the majority of which are fees paid by borrowers in the ordinary course of business for loans originated by Provident Bank. Director William R. Sichol is the brother-in-law of a partner of that law firm.

            PROPOSAL II -- APPROVAL OF THE 2004 STOCK INCENTIVE PLAN

      In December 2004, the Board of Directors adopted the Provident Bancorp, Inc. 2004 Stock Incentive Plan, subject to approval by stockholders. Provided below is a summary of reasons for adopting this plan and seeking the approval of stockholders. The following summary is qualified in its entirety by the full text of the plan document. The plan document is included at the end of this proxy statement in Appendix A and is incorporated by reference into this proposal.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
       APPROVAL OF THE PROVIDENT BANCORP, INC. 2004 STOCK INCENTIVE PLAN.

Why We Are Asking for Stockholder Approval

      Provident Bancorp is asking its stockholders to approve the Provident Bancorp, Inc. 2004 Stock Incentive Plan so that it will be able to continue to grant stock-based compensation to its directors and officers. The last time it implemented stock compensation plans was in 2000, shortly after Provident Bank's reorganization into the mutual holding company form of organization. Since that time, Provident Bancorp has issued additional shares in its second-step conversion in 2004 and its acquisitions of E.N.B. Holding Company, Inc. and Warwick Community Bancorp, Inc., and it has significantly expanded its workforce with these acquisitions and its acquisition of The National Bank of Florida. Most of the companies with which Provident Bancorp competes for directors and management-level employees are public companies that offer stock awards as part of their director and officer compensation packages. By approving this plan, stockholders will enable Provident Bancorp to continue offering a competitive compensation package that is linked to its stock price performance in attracting and retaining highly qualified directors and officers.

      As a Nasdaq Stock Market listed company, we are required to seek the approval of our stockholders before implementing an equity compensation plan such as this plan. Stockholder approval will also enhance our ability to deduct the expense of certain awards for federal income tax purposes and to grant incentive stock options that have favorable tax treatment for the employees to whom they are granted.

If Stockholder Approval Is Not Obtained the Plan Will Not Be Implemented

      If stockholders do not approve the plan, it will not be implemented. In this event, Provident Bancorp expects that its Board of Directors will consider substituting other forms of compensation to assure that its compensation packages for officers and directors are competitive with those of other publicly traded financial services companies in the greater Hudson Valley region.

Purpose of the 2004 Stock Incentive Plan

      The purpose of the plan is to promote Provident Bancorp's growth and profitability, to provide certain key officers, employees and directors of Provident Bancorp and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Provident Bancorp.

Description of the 2004 Stock Incentive Plan

      Administration. Initially, the plan will be administered by a committee appointed by the Board of Directors consisting of the members of the Executive Compensation Committee of Provident Bank's Board of Directors. The administrative committee will consist of not less than two members of the Board of Directors. The administrative committee has broad discretionary powers. The members of the Board of Directors who are independent directors may exercise any power or discretion conferred on the administrative committee.

      Stock Subject to the 2004 Stock Incentive Plan. Provident Bancorp will at all times reserve and keep available such number of shares as may be required to meet the needs of the Plan. A maximum of 2,796,220 shares of Provident Bancorp's common stock may be issued under the plan. This number represents approximately 9.3% of the number of shares of common stock issued in the second-step conversion and subsequent acquisitions in 2004 and approximately 6.1% of the total number of shares of common stock outstanding on December 31, 2004. As of December 31, 2004, the aggregate fair market value of the shares to be reserved under this plan was $36.9 million, based on the closing sales price per share of our common stock of $13.19 on the Nasdaq National Market on December 31, 2004.

      Eligibility. The administrative committee selects the people who may participate in the plan. Any key employee or non-employee director of Provident Bancorp, Provident Bank, or any other subsidiary, may be selected to participate. As of December 31, 2004, there were approximately 155 employees and 13 non-employee directors eligible to be selected for participation.

      Terms and Conditions of Awards. The administrative committee may, in its discretion, grant any or all of three types of equity-linked awards to eligible individuals: stock options, restricted stock awards and stock appreciation rights. The administrative committee will, in its discretion, determine the type of awards made and establish other terms and conditions applicable to the award. In setting terms and conditions, it must observe the following restrictions:

      o It may not grant awards that will result in the issuance of more than 2,796,220 shares in the aggregate, more than 1,997,300 as stock options or stock appreciation rights or more than 798,920 as restricted stock awards.

      o It may not grant awards for more than 499,325 shares annually in the form of options or stock appreciation rights, nor more than 199,730 shares annually in the form of restricted stock, to any individual.

      o It may not grant awards with an effective date that is before the date on which Provident Bancorp's stockholders approve the plan.

      Stock Options. The administrative committee sets the terms and conditions of the stock options that it grants. In setting terms and conditions, it must observe the following restrictions:

      o It may not grant a stock option with a purchase price that is less than the fair market value of a share of our common stock on the date it grants the stock option.

      o It may not grant a stock option with a term that is longer than ten years.

      The administrative committee may grant incentive stock options to officers and employees that qualify for special federal income tax treatment or non-qualified stock options that do not qualify for special federal income tax treatment to officers, employees and non-employee directors. Incentive stock options are subject to certain additional restrictions under the Internal Revenue Code and the 2004 Stock Incentive Plan. Unless otherwise designated by the administrative committee, options granted under the 2004 Stock Incentive Plan will be exercisable for a period of ten years after the date of grant (or for a shorter period ending three months after the option holder's termination of employment due to discharge without cause, one year after termination of employment due to death, disability or retirement, or immediately upon voluntary resignation or termination for cause). The exercise period may be further extended (but not beyond a maximum option period of ten years) by up to three years in the event of a change of control and, in the event the option is scheduled to expire while a securities trading suspension is in effect for an option holder, until 90 days following the end of the suspension period.

      Upon the exercise of an option, the exercise price must be paid in full. Payment may be made in cash, shares of our common stock already owned by the option holder or in such other consideration as the administrative committee authorizes. Vested non-qualified stock options may be transferred prior to exercise only to certain family members of the person to whom the option was granted and on death of the option holder. If permitted by the administrative committee, options may be exercised before they are vested; in this case, the shares issued upon exercise will carry a restrictive legend prohibiting transfer prior to the vesting date and requiring that the shares be returned to Provident Bancorp in exchange for the lesser of the exercise price paid or the fair market value of the shares when returned if the vesting conditions are not satisfied. Unless otherwise specified by the committee, stock options will not be exercisable prior to vesting and will vest at the rate of 20% per year beginning on the first anniversary of the grant date. In the event of termination of employment due to retirement, death or disability, the vesting of stock options scheduled to vest during the remainder of the current calendar year and the following calendar year, will be accelerated. Retirement-related vesting is contingent on the recipient signing and performing a non-compete or consulting agreement for up to two years. In the event of a change of control, the vesting of all options is accelerated.

      Restricted Stock. As a general rule, shares of common stock that are subject to a restricted stock award are held by the administrative committee (or by a third party designated by the administrative committee) for the benefit of the award recipient until vested and, when vested, are transferred to the award recipient. Unless the administrative committee determines otherwise with respect to any restricted stock award, before the shares subject to a restricted stock award are vested and transferred to the award recipient, the administrative committee will pass through to the award recipient any voting or tender rights as well as any cash dividends. In the alternative, the administrative committee may authorize the immediate distribution of the restricted shares to the award recipient in the form of a stock certificate bearing a legend containing the applicable vesting restrictions.

      All restricted stock awards will be subject to a vesting schedule specified by the administrative committee when the award is made. If the committee does not specify a vesting schedule, the award will vest at the rate of 20% per year beginning on the first anniversary of the date of grant. In the event of retirement, death or termination due to disability before the vesting date, unvested awards will be deemed vested. Retirement-related vesting is contingent on the recipient signing and performing a non-compete or consulting agreement for a period of up to two years. All other awards that are unvested at termination of employment will be forfeited, with the award recipient receiving a refund equal to the lesser of the fair market value of the unvested shares at termination of employment or the amount (if any) paid when the award was made. All unvested awards will vest in the event of a change in control.

      Stock Appreciation Rights. A stock appreciation right affords the holder the right to receive, upon exercise, a payment in cash or shares of our common stock equal to the positive difference between the exercise price assigned to the right and the fair market value of a share of common stock on the exercise date. The Committee sets the terms and conditions of the stock appreciation rights that it grants. In setting terms and conditions, it must observe the following restrictions:

      o It may not grant a stock appreciation right with an exercise price that is less than the fair market value of a share of common stock on the date it grants the stock appreciation right.

      o It may not grant a stock appreciation right with a term that is longer than ten years.

      The administrative committee may grant either tandem or stand-alone stock appreciation rights. Tandem stock appreciation rights are granted in tandem with and are exercisable on the same terms and conditions as a related stock option that is granted simultaneously. The exercise of a tandem stock appreciation right cancels the related option and the exercise of a related stock option cancels the tandem stock appreciation right. Tandem stock appreciation right may only be settled in shares of our common stock. Unless otherwise designated by the administrative committee, stock appreciation rights granted under the 2004 Stock Incentive Plan will be stand-alone stock appreciation rights, will have an exercise price equal to the fair market value of a share on the date of grant, will be exercisable for a period of ten years after the date of grant (or for a shorter period ending upon the holder's voluntary resignation or termination of employment for cause, three months after discharge without cause and one year after termination for retirement, death or disability) and will vest at the rate of 20% per year beginning on the first anniversary of the date of grant. In the event of termination of employment due to retirement, death or disability, the vesting of stock appreciation rights scheduled to vest during the remainder of the current calendar year and the following calendar year will be accelerated. In the event of a change of control, the vesting of all stock appreciation rights is accelerated. Retirement-related vesting is contingent on the recipient signing and performing a non-compete or consulting agreement for a period of up to two years. Vested stock appreciation rights that are not exercised prior to their expiration date will be deemed automatically exercised on their expiration date.

      Mergers and Reorganizations. The number of shares available under the plan, the maximum limits on awards to individual officers and directors and any outstanding awards will be adjusted to reflect any merger, consolidation or business reorganization in which Provident Bancorp is the surviving entity, and to reflect any stock split, stock dividend or other event where the committee determines an adjustment is appropriate in order to prevent the enlargement or dilution of any person's rights under the plan. If a merger, consolidation or other business reorganization occurs and Provident Bancorp is not the surviving entity, outstanding awards may be exchanged for awards linked to the equity of the surviving entity that are designed to neither increase nor diminish the rights of the holders of the outstanding awards, or may be settled for a monetary or other payment when the merger, consolidation or reorganization occurs.

      Conditions of Effectiveness. This plan will become effective upon its approval by Provident Bancorp's stockholders and will continue in effect for ten years from the date of such approval unless terminated sooner.

Termination or Amendment

      The Board of Directors has the authority to suspend or terminate the plan in whole or in part at any time by giving written notice to the administrative committee. However, no amendment, suspension or termination may adversely affect any award granted prior to the amendment or termination without the recipient's consent.

      The Board of Directors has the authority to amend or revise the plan in whole or part at any time. As a Nasdaq Stock Market listed company, Provident Bancorp is required to seek stockholder approval for amendments to the plan that are deemed material under the Nasdaq Stock Market listing rules. The plan prohibits the re-pricing of stock options without stockholder approval.

Federal Income Tax Consequences

      The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting awards that may be granted under the plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a significant effect on this summary. The plan is not a qualified plan under
Section 401(a) of the Internal Revenue Code.

      Restricted Stock Awards. The restricted stock awards under the plan do not result in federal income tax consequences to either Provident Bancorp or the award recipient when they are made. Once the award is vested and the shares subject to the award are distributed, the award recipient will generally be required to include in ordinary income, for the taxable year in which the vesting date occurs, an amount equal to the fair market value of the shares on the vesting date. Provident Bancorp will generally be allowed to claim a tax deduction, for compensation expense, in a like amount. If dividends are paid on unvested shares held under the plan, such dividend amounts will also be included in the ordinary income of the recipient. Provident Bancorp may be allowed to claim a deduction for compensation expense for this amount as well.

      Stock Options. Incentive stock options will not create federal income tax consequences when they are granted. If they are exercised during employment or within three months after termination of employment (one year in cases of termination due to death or disability), the exercise will not create federal income tax consequences either. When the shares acquired on exercise of an incentive stock option are sold, the seller must pay federal income taxes on the amount by which the sales price exceeds the purchase price. This amount will be taxed at capital gains rates if the sale occurs at least two years after the option was granted and at least one year after the option was exercised. Otherwise, it is taxed as ordinary income. The amount by which the fair market value of the shares acquired on exercise exceeds the option exercise price will be an item of adjustment in the year of exercise for purposes of determining the option holder's liability, if any, for alternative minimum tax.

      Incentive stock options that are exercised more than one year after termination of employment due to death or disability or three months after termination of employment for other reasons are treated as non-qualified stock options. Non-qualified stock options will not create federal income tax consequences when they are granted. When they are exercised, federal income taxes at ordinary income tax rates must be paid on the amount by which the fair market value of the shares acquired by exercising the option exceeds the exercise price. When an option holder sells shares acquired by exercising a non-qualified stock option, he or she must pay federal income taxes on the amount by which the sales price exceeds the purchase price plus the amount included in ordinary income at option exercise. This amount will be taxed at capital gains rates, which will vary depending upon the time that has elapsed since the exercise of the option. A cash payment, if directed by the administrative committee on a merger or other reorganization under the plan's change of control provisions, is taxed as if it were the exercise of a non-qualified stock option followed immediately by a resale of the stock acquired by exercising the option.

      When a non-qualified stock option is exercised, Provident Bancorp may be allowed a federal income tax deduction for the same amount that the option holder includes in his or her ordinary income. When an incentive stock option is exercised, there is no tax deduction unless the shares acquired are resold sooner than two years after the option was granted or one year after the option was exercised. A cash payment if directed by the administrative committee on a merger or other reorganization under the plan's change of control provisions is deductible as if it were the exercise of a non-qualified stock option.

      Stock Appreciation Rights. Under current law, stock appreciation rights do not have federal income tax consequences for recipients or for us when they are granted. When a stock appreciation right is exercised, the amount paid in settlement is included in the payee's gross income for federal income tax purposes, and we may be entitled to claim a federal tax deduction for a like amount. Recent federal tax legislation changes the federal income tax treatment of stock appreciation rights (whether in tandem with a stock option or on a stand-alone basis) that are settled in cash with the effect that any positive difference between the fair market value of a share of Provident Bancorp's common stock and the exercise price of the stock appreciation right that has not previously been included in the holder's income for tax purposes must be included in income on an annual basis, beginning with the first year in which the stock appreciation right is vested.

      Deduction Limits. Section 162(m) of the Internal Revenue Code limits Provident Bancorp's deductions for compensation in excess of $1,000,000 per year for its chief executive officer and the four other most highly paid executives named in the summary compensation table in its proxy statement. Compensation amounts resulting from so-called "qualified performance-based compensation" are not subject to this limit. Restricted stock awards that vest in a given taxable year may be subject to this deduction limitation if the amount of the restricted stock awards that vest in a given taxable year plus other compensation of the executive that is subject to the limit exceeds $1,000,000. The plan is designed so that stock options and stock appreciation rights may qualify as qualified performance-based compensation that is not subject to the $1,000,000 deduction limit. Provident Bancorp expects that the administrative committee will take these deduction limits into account in setting the size and the terms and conditions of awards. However, the administrative committee may decide to grant restricted stock awards all or a portion of which will exceed the deduction limit.

      The preceding statements are intended to summarize the general principles of current federal income tax law applicable to awards that may be granted under the plan. State and local tax consequences may also be significant.

New Plan Benefits Table

      Grants and awards under the plan are discretionary and the committee has not yet determined to whom awards will be made and the terms and conditions of such awards. As a result, no information is provided concerning the benefits to be delivered under the plan to any individual or group of individuals.

Other Equity Compensation Plans

      Provident Bancorp does not have any equity compensation programs that were not approved by stockholders, other than its employee stock ownership plan. The following table provides information concerning the shares available under other equity compensations plans adopted by Provident Bancorp:

                                      Number of securities to be
                                       issued upon exercise of                          Number of securities
     Equity compensation plans         outstanding options and     Weighted average    remaining available for
     approved by stockholders                   rights              exercise price       issuance under plan
     ------------------------                   ------              --------------       -------------------
Provident Bank 2000 Stock Option Plan         1,322,863                  $5.05                   3,843
Provident Bank 2000 Recognition
    and Retention Plan                               --                     --                  27,409
Total                                         1,322,863                  $5.05                  31,252

      PROPOSAL III -- RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

      The Audit Committee of Provident Bancorp has approved the engagement of KPMG LLP to be Provident Bancorp's independent registered public accounting firm for the 2005 fiscal year, subject to the ratification of the engagement by Provident Bancorp's stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of KPMG LLP for Provident Bancorp's fiscal year ending September 30, 2005. A representative of KPMG LLP is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if he or she so desires.

      Set forth below is certain information concerning aggregate fees billed for professional services rendered by KPMG LLP during the years ended September 30, 2004 and 2003:

      Audit Fees. The aggregate fees billed to Provident Bancorp by KPMG LLP for professional services rendered by KPMG LLP for the audit of Provident Bancorp's annual financial statements, review of the financial statements included in Provident Bancorp's Quarterly Reports on Form 10-Q and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings and engagements was $291,000 and $220,200 during the fiscal years ended September 30, 2004 and 2003, respectively.

      Audit Related Fees. The aggregate fees billed to Provident Bancorp by KPMG LLP for assurance and related services rendered by KPMG LLP that are reasonably related to the performance of the audit of and review of the financial statements and that are not already reported in "--Audit Fees," above, was $310,500 and $60,000 during the fiscal years ended September 30, 2004 and 2003, respectively.

      Tax Fees. The aggregate fees billed to Provident Bancorp by KPMG LLP for professional services rendered by KPMG LLP for tax compliance, tax advice and tax planning was $149,650 and $69,800 during the fiscal years ended September 30, 2004 and 2003, respectively.

      All Other Fees. There were no fees billed to Provident Bancorp by KPMG LLP during the fiscal years ended September 30, 2004 and 2003, respectively, that are not described above.

      The Audit Committee preapproves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for Provident Bancorp by KPMG LLP, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended, which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee pre-approved 100% of the audit related fees and tax fees described above during the fiscal year ended September 30, 2004 and 100% of the audit related fees and tax fees during the fiscal year ended September 30, 2003.

      In order to ratify the selection of KPMG LLP as independent registered public accounting firm for the 2005 fiscal year, the proposal must receive the affirmative vote of at least a majority of the votes represented at the Annual Meeting, either in person or by proxy, in favor of such ratification. The Audit Committee of the Board of Directors recommends a vote "FOR" the ratification of KPMG LLP as independent registered public accounting firm for the 2005 fiscal year.

                              STOCKHOLDER PROPOSALS

      In order to be eligible for inclusion in the proxy materials for next year's annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at Provident Bancorp's executive office, 400 Rella Boulevard, Montebello, New York 10901, no later than September 19, 2005. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                   ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
                              AT AN ANNUAL MEETING

      Provident Bancorp's Bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board of Directors, the stockholder must give written notice to the Secretary of Provident Bancorp not less than ninety (90) days prior to the date of Provident Bancorp's proxy materials for the preceding year's annual meeting; provided, however, that if the date of the annual meeting is advanced more than thirty
(30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the tenth day following the day on which public announcement of the date of such annual meeting is first made. The notice must include the stockholder's name, record address, and number of shares owned, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require Provident Bancorp to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

      The date on which next year's annual meeting of stockholders is expected to be held is February 16, 2006. Advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be given to Provident Bancorp by October 17, 2005. If notice is received after October 17,

2005, it will be considered untimely, and Provident Bancorp will not be required to present the matter at the stockholders meeting.

                                  OTHER MATTERS

      The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that the Board of Directors, as holders of the proxies, will act as determined by a majority vote.

                                  MISCELLANEOUS

      The cost of solicitation of proxies will be borne by Provident Bancorp. Provident Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. Provident Bancorp has also made arrangements with Georgeson Shareholder Communications Inc. to assist it in soliciting proxies and has agreed to pay them a fee of $8,500 plus reasonable expenses for these services. In addition to solicitations by mail, directors, officers and regular employees of Provident Bancorp may solicit proxies personally or by telephone without additional compensation.

      A COPY OF PROVIDENT BANCORP'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2004, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO ROBERTA LENETT, VICE PRESIDENT, STOCKHOLDER RELATIONS, 400 RELLA BOULEVARD, MONTEBELLO, NEW YORK OR BY CALLING
(845) 369-8082.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ Daniel Rothstein
                                              ----------------------------------
                                              Daniel Rothstein
                                              Secretary
Montebello, New York
January 14, 2005

                                                                      Appendix A



                             Provident Bancorp, Inc.
                            2004 Stock Incentive Plan

                                    ARTICLE I
                                    ---------
                                     PURPOSE
                                     -------

                  Section 1.1 General Purpose of the Plan. The purpose of the Plan is to promote the growth and profitability of Provident Bancorp, Inc., by providing certain directors, key officers and employees of Provident Bancorp, Inc. and its Parents and Subsidiaries with an incentive to achieve corporate objectives and by attracting and retaining individuals of outstanding competence through a participation interest in the performance of common stock of Provident Bancorp, Inc.

                                   ARTICLE II
                                   ----------
                                   DEFINITIONS
                                   -----------

                  The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

                  Section 2.1 Award Notice means, with respect to a particular Restricted Stock Award, a written instrument evidencing the Restricted Stock Award and establishing the terms and conditions thereof.

                  Section 2.2 Bank means Provident Bank, a federally chartered savings institution, and any successor thereto.

                  Section 2.3 Beneficiary means the Person designated by an Eligible Individual to receive any Shares subject to a Restricted Stock Award made to such Eligible Individual that become vested, or to have the right to exercise any Options or Stock Appreciation Rights granted to such Eligible Individual that are exercisable, following the Eligible Individual's death.

                  Section 2.4 Board means the Board of Directors of the Company.

                  Section 2.5 Change in Control means any of the following events:

                  (a) the occurrence of any event (other than an event described in section 2.5(c)(i)) upon which any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan maintained for the benefit of employees of the Company; (B) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (C) any group constituting a person in which employees of the Company are substantial members, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities issued by the Company representing 25% or more of the combined voting power of all of the Company's then outstanding securities; or

                  (b) the occurrence of any event upon which the individuals who on the date the Plan is adopted are members of the Board, together with individuals whose election by the Board or nomination for election by the Company's stockholders was approved by the affirmative vote of at least two-thirds of the members of the Board then in office who were either members of the Board on the date this Plan is adopted or whose nomination or election was previously so approved, cease for any reason to constitute a majority of the members of the Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company; or

                  (c) the shareholders of the Company approve either:

                           (i) a merger or consolidation of the Company with any
                  other corporation, other than a merger or consolidation following which both of the following conditions are satisfied:

                                    (A) either (I) the members of the Board of
                           the Company immediately prior to such merger or consolidation constitute at least a majority of the members of the governing body of the institution resulting from such merger or consolidation; or (II) the shareholders of the Company own securities of the institution resulting from such merger or consolidation representing 80% or more of the combined voting power of all such securities of the resulting institution then outstanding in substantially the same proportions as their ownership of voting securities of the Company immediately before such merger or consolidation; and

                                    (B) the entity which results from such
                           merger or consolidation expressly agrees in writing to assume and perform the Company's obligations under the Plan; or

                           (ii) a plan of complete liquidation of the Company or
                  an agreement for the sale or disposition by the Company of all or substantially all of its assets; and

                  (d) any event that would be described in section 2.5(a), (b) or (c) if the word "Bank" were substituted for the "Company" therein.

                  Section 2.6 Code means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

                  Section 2.7 Committee means the Committee described in section 4.1.

                  Section 2.8 Company means Provident Bancorp, Inc., a corporation organized and existing under the laws of the State of Delaware, and any successor thereto.

                  Section 2.9 Covered Employee means, for any taxable year of the Company, a person who is, or who the Committee determines is reasonably likely to be, a "covered employee" (within the meaning of section 162(m) of the Code).

                  Section 2.10 Disability means a condition of incapacity, mental or physical, for the performance of services which the Committee determines, on the basis of competent medical evidence, is likely to be permanent, to continue for an indefinite period of at least one hundred eighty
(180) days, or to result in death.

                  Section 2.11 Disinterested Board Member means a member of the Board who: (a) is not a current employee of the Company or a subsidiary, (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company, (d) does not receive remuneration from the Company or a subsidiary, either directly or indirectly, in any capacity other than as a director except in an amount for which disclosure would not be required pursuant to Item 404(a) of the proxy solicitation rules of the Securities and Exchange Commission and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Items 404(a) or (b) of the proxy solicitation rules of the Securities and Exchange Commission. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements established by any national securities exchange on which the Company lists or seeks to list Shares.

                  Section 2.12 Early Retirement means, in the case of any Recipient, termination of all Service for the Employers, at or after attainment of age 55 and the completion of at least ten consecutive years of Service.

                  Section 2.13 Earliest Exercise Date means, with respect to an Option, the earliest date on which the Option may be exercised. The Earliest Exercise Date may, but need not, be the same as the Option's Vesting Date.

                  Section 2.14 Effective Date means the date on which the Company's shareholders approve the adoption of the Plan.

                  Section 2.15 Eligible Employee means any employee of the Company, or of a Parent or Subsidiary, whom the Committee may determine to be a key officer or employee and select to receive a Restricted Stock Award or a grant of an Option or Stock Appreciation Right pursuant to the Plan.

                  Section 2.16 Eligible Individual means: (a) any Eligible Employee; and (b) any non-employee director of the Company or a Parent or Subsidiary.

                  Section 2.17 Employer means the Company, the Bank, any Subsidiary of either of them and any successor thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other business organization. With respect to any Eligible Individual, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

                  Section 2.18 Exchange Act means the Securities Exchange Act of 1934, as amended.

                  Section 2.19 Exercise Period means the period during which an Option or Stock Appreciation Right may be exercised.

                  Section 2.20 Exercise Price means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option and on the basis of which the cash payment due upon exercise of a Stock Appreciation Right is computed.

                  Section 2.21 Fair Market Value means, with respect to a Share on a specified date:

                  (a) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

                  (b) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date, as of the close of the market in New York City and without regard to after-hours trading activity, on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

                  (c) if sections 2.21(a) and (b) are not applicable, the fair market value of a Share as the Committee may determine.

                  Section 2.22 Family Member means, with respect to any Eligible
Individual: (a) any of the Eligible Individual's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Eligible Individual's household (other than as a tenant or employee, directly or indirectly, of the Eligible Individual); (c) a trust in which any combination of the Eligible Individual and Persons described in section 2.22(a) and (b) own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Eligible Individual and Persons described in sections 2.22(a) and (b) control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Eligible Individual and Persons described in sections 2.22(a) and (b) control more than fifty percent (50%) of the voting interests.

                  Section 2.23 Incentive Stock Option means a right to purchase Shares that is granted to an Eligible Employee pursuant to section 5.1, that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of section 422 of the Code.

                  Section 2.24 Non-Qualified Stock Option means a right to purchase Shares that is either: (a) granted to an Eligible Individual who is not an Eligible Employee; or (b) granted to an Eligible Employee and either (i) is not designated by the Committee to be an Incentive Stock Option or (ii) does not satisfy the requirements of section 422 of the Code.

                  Section 2.25 Option means either an Incentive Stock Option or a Non-Qualified Stock Option.

                  Section 2.26 Option Agreement means a written instrument evidencing an Option granted under the Plan.

                  Section 2.27 Option Holder means, at any relevant time with respect to an Option, the person having the right to exercise the Option.

                  Section 2.28 Parent means any entity, whether or not incorporated, in an unbroken chain of entities ending with the Company where each entity other than the first entity in the unbroken chain owns stock or other equity interests in one of the other entities in the unbroken chain possessing fifty percent (50%) or more of the combined voting power of all of the other entity's outstanding stock or other interests that vote generally in the election of the other entity's directors or other governing body.

                  Section 2.30 Permitted Transferee means, with respect any Recipient, a Family Member of the Recipient to whom an Option has been transferred in accordance with section 5.8.

                  Section 2.31 Person means an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

                  Section 2.32 Plan means the Provident Bancorp, Inc. 2004 Stock Incentive Plan, as amended from time to time.

                  Section 2.33 Recipient means the person to whom an Option or Stock Appreciation Right is granted or a Restricted Stock Award is made.

                  Section 2.34 Restricted Stock Award means an award of Shares pursuant to Article VI.

                  Section 2.35 Retirement means: (a) termination of Service with the Employer in all capacities at or after attaining age 65 or (b) Early Retirement. No termination of Service shall be deemed a Retirement unless the terminating individual enters into a retirement agreement with the Employer, in form and substance satisfactory to the Committee, pursuant to which he agrees to provide limited transition services to the Employer on a consulting basis and/or abide by non-competition, confidentiality, non-derogation and non-disturbance covenants prescribed by the Committee for a fixed period specified by the Committee not to exceed two years.

                  Section 2.36 SAR Agreement means a written instrument evidencing a Stock Appreciation Right granted under the Plan.

                  Section 2.37 Service means, unless the Committee provides otherwise in an Option Agreement or SAR Agreement or Restricted Stock Award Notice, service in any capacity as a common-law employee, consultant or non-employee director to the Company or a Parent or Subsidiary.

                  Section 2.38 Share means a share of Common Stock, par value $.01 per share, of Provident Bancorp, Inc.

                  Section 2.39 Stock Appreciation Right or SAR means the right upon exercise to receive, in cash or Shares, the amount equal to the excess (if any) of (a) the Fair Market Value of a Share on the date of exercise over (b) the Exercise Price.

                  Section 2.40 Subsidiary means any entity, whether or not incorporated, in an unbroken chain of entities beginning with the Company where each entity other than the last entity in the unbroken chain owns stock or other equity interests in one of the other entities in the unbroken chain possessing fifty percent (50%) or more of the combined voting power of all of the other entity's outstanding stock or other interests that vote generally in the election of the other entity's directors or other governing body.

                  Section 2.41 Termination for Cause means one of the following:

                  (a) for an Eligible Individual who is neither a non-employee director of any Employer nor an officer or employee of any bank or savings institution regulated by the Office of Thrift Supervision, termination of employment with the Employer upon the occurrence of any of the following:

                           (i) the Eligible Individual intentionally engages in
                  dishonest conduct in connection with his performance of services for the Employer resulting in his conviction of or plea of guilty or nolo contendere to a felony;

                           (ii) the Eligible Individual is convicted of, or
                  pleads guilty or nolo contendere to, a felony or any crime involving moral turpitude;

                           (iii) the Eligible Individual willfully fails or
                  refuses to perform his duties under any employment or retention agreement and fails to cure such breach within sixty
                  (60) days following written notice thereof from the Employer;

                           (iv) the Eligible Individual breaches his fiduciary
                  duties to the Employer for personal profit; or

                           (v) the Eligible Individual willfully breaches or
                  violates any law, rule or regulation (other than traffic violations or similar offenses), or final cease and desist order in connection with his performance of services for the Employer;

                  (b) for an Eligible Individual who is an officer or employee of a bank or savings institution regulated by the Office of Thrift Supervision, termination of employment for personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order, or for any reason constituting cause for termination under any written employment agreement between the Employer and such Eligible Employee, in each case as measured against standards generally prevailing at the relevant time in the savings and community banking industry; provided, however, that such individual shall not be deemed to have been discharged for cause unless and until he shall have received a written notice of termination from the Board, which notice shall be given to such individual not later than five (5) business days after the board of directors of the Employer adopts, and shall be accompanied by, a resolution duly approved by affirmative vote of a majority of the entire board of directors of the Employer at a meeting called and held for such purpose (which meeting shall be held not less than fifteen (15) days nor more than thirty (30) days after notice to the individual), at which meeting there shall be a reasonable opportunity for the individual to make oral and written presentations to the members of the board of directors of the Employer, on his own behalf, or through a representative, who may be his legal counsel, to refute the grounds for the proposed determination) finding that in the good faith opinion of the board of directors of the Employer grounds exist for discharging the individual for cause;

                  (c) for an Eligible Individual who is a non-employee director of any Employer, removal for cause under the terms of the laws or any law rule or regulation applicable to the entity upon whose board of directors the individual serves as a non-employee director.

                  Section 2.42 Vesting Date means the date on which an Option, Stock Appreciation Right, Restricted Stock Award, or Shares acquired upon exercise of an Option cease to be forfeitable upon termination of the Recipient's Service.

                                   ARTICLE III
                                   -----------
                                AVAILABLE SHARES
                                ----------------

                  Section 3.1 Shares Available under the Plan.

                  Subject to section 9.3, the maximum aggregate number of Shares which may be issued for Restricted Stock Awards and upon the exercise of Options and Stock Appreciation Rights shall be 2,796,220 Shares.

                  Section 3.2 Shares Available for Options.Subject to section 9.3, the maximum aggregate number of Shares which may be issued upon exercise of Options shall be 1,997,300 Shares, and the maximum aggregate number of Options which may be granted to any one individual in any calendar year shall be 499,325 Options.

                  Section 3.3 Shares Available for Restricted Stock Awards.

                  Subject to section 9.3, the maximum number of Shares which may be issued as Restricted Stock Awards under the Plan shall be 798,920 Shares and the maximum aggregate number of Shares which may be granted as Restricted Stock Awards to any one individual in any calendar year shall be 199,730 Shares.

                  Section 3.4 Shares Available for Stock Appreciation Right

                  Subject to section 9.3, the maximum aggregate number of Shares which may be issued upon exercise of Stock Appreciation Rights shall be 1,997,300 and the maximum aggregate number of Stock Appreciation Rights which may be granted under the Plan and to any one individual in any calendar year shall be 499,325 Stock Appreciation Rights.

                                   ARTICLE IV
                                   ----------
                                 ADMINISTRATION
                                 --------------

                  Section 4.1 Committee.

                  (a) Subject to section 4.1(b), the Plan shall be administered by the members of the Compensation Committee of Provident Bancorp, Inc. who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

                  (b) The members of the Board who are "independent directors" (within the meaning of the corporate governance standards imposed by the principal national securities exchange on which Shares are listed or admitted to trading) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

                  (c) No member of the Committee or the Board shall participate in any action taken by such body under the Plan if he or she is personally affected thereby, unless all members of the Committee or Board, as applicable, are similarly affected.

                  Section 4.2 Committee Action.

                  The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

                  Section 4.3 Committee Responsibilities.

                  Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

                  (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to the Restricted Stock Awards, Stock Appreciation Rights or Options, if any, to be granted, and the terms and conditions thereof;

                  (b) with the consent of the Recipient or Beneficiary, as applicable, amend or modify the terms of any outstanding Option, Stock Appreciation Right or Restricted Stock Award or accelerate or defer the Vesting Date or Earliest Exercise Date thereof;

                  (c) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

                  (d) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

All decisions, determinations and other actions of the Committee made or taken in accordance with the terms of the Plan shall be final and conclusive and binding upon all parties having an interest therein.

                                    ARTICLE V
                                    ---------
                                  STOCK OPTIONS
                                  -------------

                  Section 5.1 Grant of Options.

                  (a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Individual an Option to purchase Shares. An Option for an Eligible Employee must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option. An Option for an Eligible Individual who is not an Eligible Employee shall be a Non-Qualified Stock Option.

                  (b) Any Option granted under this section 5.1 shall be evidenced by a written agreement which shall:

                  (i) specify the number of Shares covered by the Option, determined in accordance with section 5.2;

                  (ii) specify the Exercise Price, determined in accordance with section 5.3, for the Shares subject to the Option;

                  (iii) specify the Earliest Exercise Date and the Exercise Period, determined in accordance with section 5.4;

                  (iv) specify the Vesting Date determined in accordance with section 5.5; and

                  (v) set forth specifically or incorporate by reference the applicable provisions of the Plan;

and contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

                  Section 5.2 Size of Option.

                  Subject to section 3.2 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Individual may be granted Options shall be determined by the Committee, in its discretion.

                  Section 5.3 Exercise Price.

                  The price per Share at which an Option may be exercised shall be determined by the Committee, in its discretion; provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

                  Section 5.4 Exercise Period; Earliest Exercise Date.

         (a) Subject to section 5.4(b), the Exercise Period during which an Option may be exercised shall commence on the Earliest Exercise Date specified by the Committee in the Option Agreement (or, if no Earliest Exercise Date is specified in the Option Agreement, on the Vesting Date). It shall expire on the date specified in the Option Agreement (and in any event no later than the tenth anniversary of the date of grant) or, if no date is specified, on the earliest of:

                  (i) the date and time when the Recipient terminates Service for any reason other than the Recipient's death, Retirement, Disability or discharge that is not a Termination for Cause; and

                  (ii) the last day of the three-month period that begins on the date and time when the Recipient terminates Service due to discharge that is not a Termination for Cause;

                  (iii) the last day of the one-year period that begins on the date and time when the Recipient terminates Service due to the Recipient's Retirement, death or Disability; and

                  (iv) the last day of the 10-year period commencing on the date on which the Option was granted.

A Recipient's termination of Service prior to the Earliest Exercise Date of an Option shall, unless otherwise provided in the Option Agreement, result in the Option being canceled without consideration at the close of business on the last day of Service. An Option that remains unexercised at the close of business on the last day of the Exercise Period (including but not limited to an Option whose Earliest Exercise Date has not occurred) shall be canceled without consideration at the close of business on the last day of the Exercise Period.

         (b) Unless otherwise determined by the Committee and specified in the Option Agreement:

                  (i) if a Change in Control occurs while an Option is outstanding and on or before its scheduled expiration date, then for purposes of exercising vested Options, the date on which the Exercise Period expires shall be extended to the earliest to occur of: (A) the tenth (10th) anniversary of the date the Option was granted; and (B) the third (3rd) anniversary of the date of the Change in Control; or any later date determined under section 5.4(b)(ii) or (iii);

                  (ii) if a Change in Control occurs while an Option is outstanding and on or before its Earliest Exercise Date, then solely for the purpose of measuring the Exercise Period (but not for purposes of vesting), the Recipient of the Option shall be deemed to continue in Service through the applicable Earliest Exercise Date, and the date on which the Exercise Period expires shall be extended to the earliest to occur of: (A) the tenth (10th) anniversary of the date the Option was granted; (B) the third (3rd) anniversary of the date of the Change in Control; and (C) ninety (90) days after the Earliest Exercise Date; or any later date determined under section 5.4(b)(i) or (iii);

                  (iii) if, on the date an Option is otherwise scheduled to expire, the holder of the Option may not then exercise the Option or sell Shares on a national securities exchange without violating applicable federal, state or local securities laws or the terms of a securities trading blackout (including but not limited to a blackout period established under the Company's securities trading policy or a contractual lockup in connection with a securities offering or other transaction involving the Company), the date on which the Exercise Period expires shall be extended to the earliest to occur of: (A) the tenth (10th) anniversary of the date the Option was granted; and (B) ninety (90) days after the last day of the securities trading blackout; or any later date determined under section 5.4(b)(i) or (ii); and

                  (iv) the Earliest Exercise Date (but not the Vesting Date) of any Option outstanding on the date of the Recipient's termination of Service due to Retirement, death or Disability shall be accelerated to the date of such termination of Service provided that the Recipient of such Option remained in continuous Service during the period beginning on the date the Option is granted and ending on the date of termination of Service.

                  Section 5.5 Vesting Date.

         (a) Subject to section 5.5(b), the Vesting Date for each Option granted under the Plan shall be the date determined by the Committee and specified in the Option Agreement. If no provision for vesting is made in the Option Agreement, the Vesting Date shall be:

                  (i) the first anniversary of the date of grant, as to 20% of the Shares subject to the Option as of the date of grant;

                  (ii) the second anniversary of the date of grant, as to an additional 20% of the Shares subject to the Option as of the date of grant;

                  (iii) the third anniversary of the date of grant, as to an additional 20% of the Shares subject to the Option as of the date of grant;

                  (iv) the fourth anniversary of the date of grant, as to an additional 20% of the Shares subject to the Option as of the date of grant;

                  (v) the fifth anniversary of the date of grant, as to any remaining balance of the Shares subject to the Option as of the date of grant; and

                  (vi) in the event of the Recipient's termination of Service due to the Recipient's Retirement, death or Disability, the date of termination of Service, as to any Options otherwise scheduled to vest during the remainder of the calendar year in which the date of termination occurs and the immediately following calendar year.

Failure of a Recipient to remain in continuous Service during the period beginning on the date an Option is granted and ending on the Option's Vesting Date shall result in a cancellation of the Option without consideration at the earliest date and time at which the Recipient is not in continuous Service.

         (b) Except to the extent that an applicable Option Agreement expressly provides otherwise, each Option granted to an Eligible Employee that is outstanding under the Plan on the date on which a Change of Control occurs shall, on such date, be 100% vested and exercisable.

                  Section 5.6 Additional Restrictions on Incentive Stock
Options.

                  An Option granted to an Eligible Employee designated by the Committee to be an Incentive Stock Option shall be subject to the following additional provisions:

                  (a) If, for any calendar year, the sum of (i) plus (ii) exceeds $100,000, where (i) equals the Fair Market Value (determined as of the date of the grant) of Shares subject to an Option intended to be an Incentive Stock Option which are granted and first become available for purchase during such calendar year, and (ii) equals the Fair Market Value (determined as of the date of grant) of Shares subject to any other options intended to be Incentive Stock Options and previously granted to the same Eligible Employee which first become exercisable in such calendar year, then that number of Shares optioned in the current calendar year which causes the sum of (i) and (ii) to exceed $100,000 shall be deemed to be Shares optioned pursuant to a Non-Qualified Stock Option or Non-Qualified Stock Options, with the same terms as the Option or Options intended to be an Incentive Stock Option;

                  (b) The Exercise Price of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company shall not be less than 110% of the Fair Market Value of a Share, and if an Option designated as an Incentive Stock Option shall be granted at an Exercise Price that does not satisfy this requirement, the designated Exercise Price shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

                  (c) The Exercise Period of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company, shall expire no later than the fifth anniversary of the date on which the Option was granted, and if an Option designated as an Incentive Stock Option shall be granted for an Exercise Period that does not satisfy this requirement, the designated Exercise Period shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

                  (d) An Incentive Stock Option that is exercised during its designated Exercise Period but more than:

                           (i) three (3) months after the termination of
                  employment with the Company and all of its Parents and Subsidiaries (other than on account of disability within the meaning of section 22(e)(3) of the Code or death of the Eligible Employee to whom it was granted); or

                           (ii) one (1) year after such individual's termination
                  of employment with the Company, a parent or a subsidiary due to disability (within the meaning of section 22(e)(3) of the Code) or death;

         may be exercised in accordance with the terms of the Option but shall at the time of exercise be treated as a Non-Qualified Stock Option; and

                  (e) Except with the prior written approval of the Committee, no individual shall dispose of Shares acquired pursuant to the exercise of an Incentive Stock Option until after the later of (i) the second anniversary of the date on which the Incentive Stock Option was granted, and (ii) the first anniversary of the date on which the Shares were acquired.

                  Section 5.7 Method of Exercise.

                  (a) Subject to the limitations of the Plan and the Option Agreement, an Option Holder may, at any time after the Earliest Exercise Date and during the Exercise Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain unpurchased. An Option Holder shall exercise an Option to purchase Shares by:

                           (i) giving written notice to the Committee, in such
                  form and manner as the Committee may prescribe, of his intent to exercise the Option;

                           (ii) delivering to the Committee full payment,
                  consistent with section 5.7(b), for the Shares as to which the Option is to be exercised; and

                           (iii) satisfying such other conditions as may be
                  prescribed in the Option Agreement.

                  (b) The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full:

                  (i) in cash (by certified or bank check or such other instrument as the Company may accept); or

                  (ii) if and to the extent permitted by the Committee, in the form of Shares already owned by the Option holder for a period of more than six (6) months as of the exercise date and having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; or

                  (iii) by a combination thereof.

If permitted by the Committee, payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price and applicable tax withholding amounts (if any), in which event the Shares acquired shall be delivered to the broker promptly following receipt of payment. The Committee may, in its discretion, require that the Exercise Price of any Option be paid in the manner described in section 5.7(b)(ii) if such requirement is contained in the Option Agreement or imposed by written notice to the Option Holder given at least six months in advance of any exercise to which the requirement applies.

                  (c) When the requirements of section 5.7(a) and (b) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 8.3.

                  Section 5.8 Limitations on Options.

         (a) An Option by its terms shall not be transferable by any Option Holder, except that:

                           (i) a Recipient may transfer a Non-Qualified Stock
                  Option to the Recipient's Family Members during his lifetime; and

                           (ii) any Option Holder may transfer Options remaining
                  unexercised at his death to a Beneficiary or by will or by the laws of descent and distribution.

Any permitted transfer to Family Members during a Recipient's lifetime shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and shall be recognized only if such notice is received by the Company prior to the death of the person giving it. Thereafter, the Permitted Transferee shall have, with respect to such Option, all of the rights, privileges and obligations which would attach thereunder to the Recipient except the right to transfer the Option to Family Members. If a privilege of the Option depends on the life, Service, employment or other status of the transferor, such privilege of the Option for the transferee shall continue to depend on the life, Service, employment or other status of the transferor. The Committee shall have full and exclusive authority to interpret and apply the provisions of this Plan to transferees to the extent not specifically described herein.

         (b) The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

         (c) An Optionholder may designate a Beneficiary to receive any Options that may be exercised after his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Option Holder, or in the event that no Beneficiary has been designated, any Options that may be exercised following the Option holder's death shall be transferred to the executor or administrator of the Option Holder's estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select. If the Option Holder and his Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Option Holder shall be deemed to have survived the Beneficiary.

                                   ARTICLE VI
                                   ----------
                             RESTRICTED STOCK AWARDS
                             -----------------------

                  Section 6.1 In General.

         (a) Each Restricted Stock Award shall be evidenced by an Award Notice issued by the Committee to the Eligible Individual, which notice shall:

                  (i) specify the number of Shares covered by the Restricted Stock Award;

                  (ii) specify the amount (if any) which the Recipient shall be required to pay to the Company in consideration for the issuance of such Shares (which shall in no event be less than the minimum amount required for such Shares to be validly issued, fully paid and nonassessable under applicable law);

                  (iii) specify the date of grant of the Restricted Stock Award; and

                  (iv) specify the Vesting Date for the Restricted Stock Award;

and contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

         (b) All Restricted Stock Awards shall be in the form of issued and outstanding Shares that shall be either:

                  (i) registered in the name of the Committee or other trustee or custodian for the benefit of the Recipient and held by the Committee pending the vesting or forfeiture of the Restricted Stock Award;

                  (ii) registered in the name of Recipient and held by the Committee, together with a stock power executed by the Recipient in favor of the Committee, pending the vesting or forfeiture of the Restricted Stock Award; or

                  (iii) registered in the name of and delivered to the Recipient.

In any event, the certificates evidencing the Shares shall at all times prior to the applicable Vesting Date bear the following legend:

                  The Common Stock evidenced hereby is subject to the terms of Restricted Stock Award Notice between Provident Bancorp, Inc. and [Name of Recipient] dated [Date] made pursuant to the terms of the Provident Bancorp, Inc. 2004 Stock Incentive Plan, copies of which are on file at the executive offices of Provident Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Agreement.

or such other restrictive legend as the Committee, in its discretion, may specify.

                  (c) An Award by its terms shall not be transferable by the Eligible Individual other than by will or by the laws of descent and distribution, and the Shares granted pursuant to such Award shall be distributable, during the lifetime of the Recipient, only to the Recipient.

                  Section 6.2 Vesting Date.

                  (a) The Vesting Date for each Restricted Stock Award shall be determined by the Committee and specified in the Award Notice and, if no date is specified in the Award Notice, shall be the first anniversary of the date of grant as to 20% of the Shares; the second anniversary of the date of grant as to an additional 20% of the Shares; the third anniversary of the date of grant as to an additional 20% of the Shares; the fourth anniversary of the date of grant as to an additional 20% of the Shares; and the fifth anniversary of the date of grant as to the remaining balance of the Shares..

                  (b) Unless otherwise determined by the Committee and specified in the Award Notice for a Restricted Stock Award:

                  (i) if the Recipient of a Restricted Stock Award terminates Service prior to the Vesting Date for any reason other than death, Retirement or Disability, any unvested Shares shall be forfeited without consideration (other than a refund to the Recipient of an amount equal to the lesser of the amount (if any) paid by the Recipient for the Shares being forfeited upon their issuance and the Fair Market Value of such Shares on the date of forfeiture);

                  (ii) if the Recipient of a Restricted Stock Award terminates Service prior to the Vesting Date on account of Retirement, death or disability any unvested Shares that were scheduled to vest after the date of termination of Service shall become vested on the date of termination of Service; and

                  (iii) if a Change in Control occurs prior to the Vesting Date of a Restricted Stock Award that is outstanding on the date of the Change in Control, the Vesting Date shall be accelerated to the date of the Change in Control.

                  Section 6.3 Dividend Rights.

                  Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Notice, any dividends or distributions declared and paid with respect to Shares subject to the Restricted Stock Award, whether or not in cash, shall be paid over to the Award Recipient not later than ninety (90) days after the end of the calendar year in which they are received and any other dividends held shall be accumulated pending vesting at the same time and subject to the same terms and conditions as the underlying Shares and, pending vesting, shall cumulate without interest.

                  Section 6.4 Voting Rights.

                  Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Notice, voting rights appurtenant to the Shares subject to the Restricted Stock Award shall be exercised by the Committee in the manner instructed by the Award Recipient.

                  Section 6.5 Tender Offers.

                  Each Recipient to whom a Restricted Stock Award is outstanding shall have the right to respond, or to direct the response, with respect to the related Shares, to any tender offer, exchange offer or other offer made to the holders of Shares (including but not limited to any election between alternate forms of consideration offered in exchange for Shares in a merger or other business combination). Such a direction for any such Shares shall be given by proxy, ballot letter of transmittal or other method applicable to the beneficial owners of Shares (if the Recipient is the beneficial owner of the Shares for voting purposes) or by completing and filing, with the inspector of elections, the Trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Recipient is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the Shares shall be tendered or exchanged in such manner as the Committee may determine.

                  Section 6.6 Designation of Beneficiary.

                  An Eligible Individual who has received a Restricted Stock Award may designate a Beneficiary to receive any unvested Shares that become vested on the date of his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the Beneficiary designated by an Eligible Individual dies prior to the Eligible Individual, or in the event that no Beneficiary has been designated, any vested Shares that become available for distribution on the Eligible Individual's death shall be paid to the executor or administrator of the Eligible Individual's estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select.

                  Section 6.7 Manner of Distribution of Awards.

                  The Company's obligation to deliver Shares with respect to a Restricted Stock Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Eligible Individual or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

                  Section 6.8 Taxes.

                  The Company or the Committee shall have the right to require any person entitled to receive Shares pursuant to a Restricted Stock Award to pay the amount of any tax which is required to be withheld with respect to such Shares, or, in lieu thereof, to surrender to the Company, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

                                   ARTICLE VII
                                   -----------
                            STOCK APPRECIATION RIGHTS
                            -------------------------

                  Section 7.1 Grant of Stock Appreciation Rights.

         (a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Individual a Stock Appreciation Right. A Stock Appreciation Right must be designated as either a tandem Stock Appreciation Right or a stand-alone Stock Appreciation Right and, if not so designated, shall be deemed to be a stand-alone Stock Appreciation Right. A tandem Stock Appreciation Right may only be granted at the same time as the Option to which it relates.

         (b) Any Stock Appreciation Right granted under this section 7.1 shall be evidenced by a written agreement which shall:

                  (i) in the case of a tandem Stock Appreciation Right, relate to the same number of Shares; be settled only in Shares; have the same Exercise Price, Exercise Period, Vesting Date and other terms and conditions as the Option to which it relates and provide that the exercise of the related Option shall be deemed to cancel the Stock

         Appreciation Right for a like number of Shares and that the exercise of the Stock Appreciation Right shall be deemed to cancel the related Option for a like number of Shares;

                  (ii) in the case of a stand-alone Stock Appreciation Right:

                           (A) specify the number of Shares covered by the Stock
                  Appreciation Right;

                           (B) specify the Exercise Price, determined in
                  accordance with section 7.3;

                           (C) specify the Earliest Exercise Date and the
                  Exercise Period;

                           (D) specify the Vesting Date;

                           (E) specify whether the Stock Appreciation will be
                  settled in cash or in Shares;

                           (F) set forth specifically or incorporate by
                  reference the applicable provisions of the Plan; and

                           (G) contain such other terms and conditions not
                  inconsistent with the Plan as the Committee may, in its discretion, prescribe with respect to an Stock Appreciation Right granted to an Eligible Individual.

                  Section 7.2 Size of Stock Appreciation Right.

                  Subject to section 3.4 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Individual may be granted stand-alone Stock Appreciation Rights shall be determined by the Committee, in its discretion. A tandem Stock Appreciation Right shall be granted for a number of Shares no greater than the number of Shares subject to the related Option.

                  Section 7.3 Exercise Price.

                  The price per Share at which a stand-alone Stock Appreciation Right may be exercised shall be determined by the Committee, in its discretion; provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

                  Section 7.4       Exercise Period.

                  (a) Subject to section 7.4(b), the Exercise Period during which a stand-alone Stock Appreciation Right may be exercised shall commence on the Vesting Date and shall expire on the date specified in the SAR Agreement (and in any event no later than the tenth anniversary of the date of grant) or, if no date is specified, on the earliest of:

                           (i) the date and time when the Recipient terminates
                  Service for any reason other than the Recipient's death, Retirement, Disability or discharge that is not a Termination for Cause; and

                           (ii) the last day of the three-month period that
                  begins on the date and time when the Recipient terminates Services due to discharge that is not a Termination for Cause;

                           (iii) the last day of the one-year period that begins
                  on the date and time when the Recipient terminates Service due to the Recipient's Retirement, death or Disability;

                           (iv) the last day of the 10-year period commencing on
                  the date on which the SAR was granted.

A Recipient's termination of Service prior to the Vesting Date of a Stock Appreciation Right shall, unless otherwise provided in the SAR Agreement, result in the Stock Appreciation Right being canceled without consideration at the close of business on the last day of Service. A Stock Appreciation Right that is vested and remains unexercised at the close of business on the last day of the Exercise Period shall be deemed automatically exercised on such date.

                  Section 7.5 Vesting Date.

         (a) Subject to section 7.5(b), the Vesting Date for each stand-alone Stock Appreciation Right granted under the Plan shall be the date determined by the Committee and specified in the SAR Agreement or, if no provision for vesting is made in the SAR Agreement, the Vesting Date shall be:

                  (i) the first anniversary of the date of grant, as to 20% of the Shares subject to the Stock Appreciation Right as of the date of grant;

                  (ii) the second anniversary of the date of grant, as to an additional 20% of the Shares subject to the Stock Appreciation Right as of the date of grant;

                  (iii) the third anniversary of the date of grant, as to an additional 20% of the Shares subject to the Stock Appreciation Right as of the date of grant;

                  (iv) the fourth anniversary of the date of grant, as to an additional 20% of the Shares subject to the Stock Appreciation Right as of the date of grant;

                  (v) the fifth anniversary of the date of grant, as to any remaining balance of the Shares subject to the Stock Appreciation Right as of the date of grant; and

                  (vi) in the event of the Recipient's termination of Service due to the Recipient's Retirement, death or Disability, the date of termination of Service, as to any Stock Appreciation Rights otherwise scheduled to vest during the remainder of the calendar year in which the date of termination occurs and the immediately following calendar year.

Failure of a Recipient to remain in continuous Service during the period beginning on the date a Stock Appreciation Right is granted and ending on the Stock Appreciation Right's Vesting Date shall result in a cancellation of the Stock Appreciation Right without consideration at the earliest date and time at which the Recipient is not in continuous Service.

         (b) Except to the extent that an applicable SAR Agreement expressly provides otherwise, each Stock Appreciation Right that is outstanding under the Plan on the date on which a Change of Control occurs shall, on such date, be 100% vested and exercisable.

                  Section 7.6 Method of Exercise.

                  (a) Subject to the limitations of the Plan and the SAR Agreement, a Recipient may, at any time after the Vesting Date and during the Exercise Period, exercise his or her Stock Appreciation Right as to all or any part of the Shares to which the Stock Appreciation Right relates; provided, however, that the minimum number of Shares as to which a Stock Appreciation Right may be exercised shall be 100, or, if less, the total number of Shares relating to the Stock Appreciation Right which remain unexercised. A Recipient shall exercise a Stock Appreciation Right by:

                  (i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his intent to exercise the Stock Appreciation Right; and

                  (ii) satisfying such other conditions as may be prescribed in the SAR Agreement.

Any stand-alone Stock Appreciation Rights that are vested and remain unexercised at the expiration date of the relevant Exercise Period shall be deemed automatically exercised on such date without the requirement of notice or any other action on the part of the Recipient.

                  (b) When the requirements of section 7.6(a) have been satisfied, the Committee shall take such action as is necessary to cause the remittance to the Recipient (or, in the event of his death, his Beneficiary) of a payment in an amount per Share equal to the excess (if any) of (i) the Fair Market Value of a Share on the date of exercise over (ii) the Exercise Price per Share, or, if applicable Shares with an aggregate Fair Market Value of a like amount.

                  Section 7.7 Beneficiaries.

                  The Recipient of a stand-alone Stock Appreciation Right may designate a Beneficiary to receive any payment in respect of outstanding stand-alone Stock Appreciation Rights that may be made after his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Recipient, or in the event that no Beneficiary has been designated, the executor or administrator of the Recipient's estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select, shall be deemed the Beneficiary. If the Recipient and his Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Recipient shall be deemed to have survived the Beneficiary.

                                  ARTICLE VIII
                                  ------------
                             SPECIAL TAX PROVISIONS
                             ----------------------

                  Section 8.1 Tax Withholding Rights.

                  The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option or Stock Appreciation Right under the Plan any taxes required by law to be withheld with respect to such Option or Stock Appreciation Right. Where any Person is entitled to receive Shares, the Company shall have the right to require such Person to pay to the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to require such Person to surrender to the Company, or retain or sell without notice for such Person's account, a sufficient number of Shares to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Option Agreement, an Option Holder shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by reducing the number of Shares subject to the Option (without issuance of such Shares to the Option Holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a Share on the Option exercise date over the Option Exercise Price per Share. To the extent determined by the Committee and specified in an Award Notice, any Person with a tax liability in respect of the vesting of a restricted Stock Award shall have the right to satisfy the minimum required federal, state and local tax withholding by surrendering to the Company a number of Shares equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the Fair Market Value of a Share on the Vesting Date.

                  Section 8.2 Code Section 83(b) Elections.

                  If and to the extent permitted by the Committee and specified in an Option Agreement for a Non-Qualified Stock Option or a Restricted Stock Award Agreement for a Restricted Stock Award, a Recipient may be permitted or required to make an election under section 83(b) of the Code to include the compensation related thereto in income for federal income tax purposes at the time of issuance of the Shares to such Recipient instead of at a subsequent Vesting Date. In such event, the Shares issued prior to their Vesting Date shall be issued in certificated form only, and the certificates therefor shall bear the legend set forth in section 6.1(b) or such other restrictive legend as the Committee, in its discretion, may specify. In the event of the Recipient's termination of Service prior to the relevant Vesting Date or forfeiture of the Shares for any other reason, the Recipient shall be required to return all forfeited Shares to the Company without consideration therefor (other than a refund to the Recipient or his estate of an amount equal to the lesser of the amount paid by the Recipient for the Shares upon their issuance or the Fair Market Value of the Shares on the date of forfeiture).

                  Section 8.3 Election to Defer Income Tax Liability Pursuant to
                              Deferre Compensation Program.

                  To the extent permitted by the Committee, the Recipient of a Non-Qualified Stock Option, Stock Appreciation Right or Restricted Stock Award may elect to defer the income tax liability associated therewith pursuant to the terms of a non-qualified deferred compensation plan in which the Recipient is eligible to participate.

                                   ARTICLE IX
                                   ----------
                            AMENDMENT AND TERMINATION
                            -------------------------

                  Section 9.1 Termination.

                  The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the day preceding the tenth anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all Options, Stock Appreciation Rights and Restricted Stock Awards theretofore granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Option and Stock Appreciation Right Agreements and the Award Notices evidencing such Options, Stock Appreciation Rights and Restricted Stock Awards.

                  Section 9.2 Amendment.

                  The Board may amend or revise the Plan in whole or in part at any time; provided, however, that, to the extent required to comply with section 162(m) of the Code or the corporate governance standards imposed under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list Shares, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the votes cast on a proposal to approve such amendment or revision. In no event shall the Plan, or any Option Agreement or SAR Agreement be amended without the prior approval of the Company's shareholders in any manner that has the direct or indirect effect of reducing the Exercise Price of any Option or SAR evidenced thereby, unless such reduction is the result of an adjustment permitted by section 9.3.

                  Section 9.3 Adjustments in the Event of Business
                              Reorganization.

         (a) In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of Shares or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Recipients under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Options, Stock Appreciation Rights and Restricted Stock Awards in the aggregate to all Eligible Individuals and individually to any one Eligible Individual, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Options, Stock Appreciation Rights and Restricted Stock Awards, and (iii) the Exercise Price of Options and Stock Appreciation Rights. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Options, Stock Appreciation Rights or Restricted Stock Awards (including, without limitation, cancellation of Options, Stock Appreciation Rights and Restricted Stock Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of Options, Stock Appreciation Rights or Restricted Stock Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Parent or Subsidiary or the financial statements of the Company or any Parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles; provided, however, that any such adjustment to an Option or Stock Appreciation Right granted to a Recipient who is a Covered Employee shall conform to the requirements of section 162(m) of the Code and the regulations thereunder then in effect.

         (b) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change in Control) in which the Company is not the surviving entity, any Options or Stock Appreciation Rights granted under the Plan which remain outstanding shall be converted into options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization or stock appreciation rights having substantially the same terms and conditions as the outstanding Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate exercise price and the value exchanged for outstanding Shares in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that any or all outstanding Options and Stock Appreciation Rights be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per Share equal to the excess (if any) of the value exchanged for an outstanding Share in such merger, consolidation or other business reorganization over the Exercise Price of the Option or Stock Appreciation Right being canceled.

         (c) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change in Control) in which the Company is not the surviving entity, any Restricted Stock Award shall be adjusted by allocating to the Recipient the amount of money, stock, securities or other property to be received by the other shareholders of record, and such money, stock, securities or other property shall be subject to the same terms and conditions of the Restricted Stock Award that applied to the Shares for which it has been exchanged.

                                    ARTICLE X
                                    ---------
                                  MISCELLANEOUS
                                  -------------

                  Section 10.1 Status as an Employee Benefit Plan.

                  This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

                  Section 10.2 No Right to Continued Employment.

                  Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Individual any right to a continuation of his or her position as a director or employee of the Company. The Employers reserve the right to remove any participating member of the Board or dismiss any Eligible Employee or otherwise deal with any Eligible Individual to the same extent as though the Plan had not been adopted.

                  Section 10.3 Construction of Language.

                  Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

                  Section 10.4 Governing Law.

                  The Plan shall be construed, administered and enforced according to the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law. The federal and state courts having jurisdiction in Rockland County, New York shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Restricted Stock Award, Stock Appreciation Right or Option granted under this Plan, the Eligible Individual, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

                  Section 10.5 Headings.

                  The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

                  Section 10.6 Non-Alienation of Benefits.

                  The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

                  Section 10.7 Notices.

                  Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

                  (a) If to the Committee:

                           Provident Bancorp, Inc.
                           c/o Provident Bank
                           400 Rella Blvd.
                           Montebello, New York
                           Attention:  Corporate Secretary

                  (b) If to a Recipient, Beneficiary or Option Holder, to the Recipient's, Beneficiary's or Option Holder's most recent address as shown in the Employer's records.

                  Section 10.8 Approval of Shareholders.

                  The Plan shall be subject to approval by the Company's shareholders within twelve (12) months before or after December 21, 2004. Any Option, Stock Appreciation Right or Restricted Stock Award granted prior to the date such approval is obtained shall be granted contingent on such approval and shall be void ab initio in the event such approval is not obtained.

                                 REVOCABLE PROXY

                             PROVIDENT BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                February 24, 2005

      The undersigned hereby appoints the official proxy committee consisting of the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Holiday Inn of Suffern, 3 Executive Boulevard, Suffern, New York, on February 24, 2005, at 1:00 p.m. local time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:
                                                                         FOR ALL
                                               FOR          WITHHOLD     EXCEPT
                                               ---          --------     -------

1.    The election as Directors of             |_|             |_|        |_|
      Dennis L. Coyle, Victoria
      Kossover, Burt Steinberg and
      George Strayton each to serve
      for a three-year term.

INSTRUCTION: To withhold your vote for
one or more nominees, write the name(s)
of the nominee(s) on the line(s) below.

------------------------------

------------------------------

------------------------------

                                             FOR          AGAINST        ABSTAIN
                                             ---          -------        -------

2.    The approval of the Provident          |_|            |_|            |_|
      Bancorp, Inc. 2004 Stock Incentive
      Plan.

3.    The ratification of the                |_|            |_|            |_|
      appointment of KPMG LLP as the
      Company's independent registered
      public accounting firm for the
      fiscal year ending September 30,
      2005.

  The Board of Directors recommends a vote "FOR" each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

--------------------------------------------------------------------------------
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated January 14, 2005 and audited financial statements.

Dated: _________________________             |_| Check Box if You Plan
                                                 to Attend Annual Meeting

-------------------------------              -----------------------------------
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER

-------------------------------              -----------------------------------
SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

--------------------------------------------------------------------------------
           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.
--------------------------------------------------------------------------------